1933 Act File No. 333-[  ]
1940 Act File No. 811-22761

As filed with the Securities and Exchange Commission on October 17, 2012

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
PRE-EFFECTIVE AMENDMENT NO. [  ]
POST-EFFECTIVE AMENDMENT NO. [  ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
AMENDMENT NO. [  ]
(CHECK APPROPRIATE BOX OR BOXES)

STONE RIDGE TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

405 LEXINGTON AVENUE, 55TH FLOOR
NEW YORK, NEW YORK 10174
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
(212) 257-4750

JANE KORACH
STONE RIDGE TRUST
405 LEXINGTON AVENUE, 55TH FLOOR
NEW YORK, NEW YORK 10174
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

MICHAEL S. CACCESE
CLAIR E. PAGNANO
K&L GATES LLP
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

If appropriate, check the following box: [  ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Subject to Completion Dated October 17, 2012

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. The securities described herein may not be sold until the registration statement becomes effective. This Prospectus is not an offer to sell or the solicitation of an offer to buy securities and is not soliciting an offer to buy these securities in any state in which the offer, solicitation or sale would be unlawful.

STONE RIDGE ASSET MANAGEMENT LLC

Two Funds for Long-Term Investors Seeking to Invest in Reinsurance-Related Securities:

STONE RIDGE REINSURANCE
RISK PREMIUM FUND

Share Class	Ticker Symbol
Class I	[ ]
Class [M]	[ ]
Class [N]	[ ]

STONE RIDGE HIGH YIELD REINSURANCE
RISK PREMIUM FUND

Share Class	Ticker Symbol
Class I	[ ]
Class [M]	[ ]
Class [N]	[ ]

PROSPECTUS

[  ] [   ], 201[ ]

This Prospectus describes Class I, Class [M] and Class [N] shares of each Fund which are generally available only to institutional investors, and clients of registered investment advisors. The Funds do not charge sales commissions or loads.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

This Prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

STONE RIDGE TRUST

TABLE OF CONTENTS

FUND SUMMARIES
Stone Ridge Reinsurance Risk Premium Fund	S-1
Stone Ridge High Yield Reinsurance Risk Premium Fund	S-[ ]

IMPORTANT INFORMATION REGARDING FUND SHARES	S-[ ]

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS	1
More Information of Investment Strategies	[ ]
Additional Investment Practices	[ ]
Risks of Investing	[ ]
Disclosure of Portfolio Holdings	[ ]

MANAGEMENT AND ORGANIZATION
Investment Adviser	[ ]
Portfolio Managers	[ ]
Distributor and Transfer Agent	[ ]

SHAREHOLDER INFORMATION
Initial Asset Cap	[ ]
How Fund Share Prices Are Calculated	[ ]

INVESTING WITH THE FUNDS
Eligibility to Buy Class I, Class [M] and Class [N] shares	[ ]
Investment Minimums	[ ]
Types of Accounts - Class I, Class [M] and Class [N] Shares	[ ]
General Purchasing Policies	[ ]
General Redemption Policies	[ ]
Other Policies	[ ]

HOW TO BUY CLASS I, CLASS [M] AND CLASS [N] SHARES
How to Buy Shares	[ ]
Customer Identification Program	[ ]
eDelivery	[ ]

HOW TO REDEEM CLASS I, CLASS [M] AND CLASS [N] SHARES
By Telephone	[ ]
By Mail	[ ]
Retirement Accounts	[ ]
Payment of Redemption Proceeds	[ ]
Dividend Reinvestment Program	[ ]
Dividends, Distributions and Taxes	[ ]
Frequent Purchases and Sales of Fund Shares	[ ]

DISTRIBUTION ARRANGEMENTS
Distribution and Servicing (12b-1) Plans	[ ]
Payments to Financial Firms	[ ]

FINANCIAL HIGHLIGHTS	[ ]

PRIVACY POLICY	[ ]

USEFUL SHAREHOLDER INFORMATION	Back cover

FUND SUMMARIES

Stone Ridge Reinsurance Risk Premium Fund

Investment Objective

The Stone Ridge Reinsurance Risk Premium Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.  There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class [M]	Class [N]

Management Fees	[1.50]%	[1.50]%	[1.50]%
Distribution and/or Service (12b-1) Fees	[None]	[___]%	[___]%
Other Expenses(1)	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%
[Expense Reimbursement(2)]	[ ]%	[ ]%	[ ]%
[Total Annual Fund Operating Expenses After Expense Reimbursement]	[ ]%	[ ]%	[ ]%

(1)           "Other expenses" are based on estimated amounts for the current fiscal year.
(2)           [The investment adviser has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed [X]% for Class I shares, [X]% for Class [M] shares and [X]% for Class [N] shares. This expense reimbursement will continue through [February 1, 2014]. Any amendment to or a termination of this reimbursement would require written approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser up to [three years] after the end of the fiscal year in which the expenses were reimbursed.]

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the expense reimbursement through [   ], 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years
Class I Shares	$[ ]	$[ ]	$[ ]
Class [M] Shares	$[ ]	$[ ]	$[ ]
Class [N] Shares	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The Fund’s portfolio turnover rate is expected to be less than [25]% of the Fund’s total assets in the first year of operations.

Principal Investment Strategies

The Fund generally seeks to capture a reinsurance risk premium.  On average and in the long run, insurance companies pay a premium to hedge their exposure to catastrophic risks.  Such risks are generally uncorrelated from traditional risk assets and present meaningful opportunities for investors.  Stone Ridge Asset Management LLC (“SRAM” or the “Adviser”) will manage the Fund to accumulate a broad range of event-linked risk exposures with defined expected loss by systematically selecting from a wide universe of eligible instruments.  The Adviser does not intend to adjust the risk profile of the Fund in reaction to, or in anticipation of, broad economic trends or movements of securities markets.

Under normal circumstances, the Fund will invest at least 80% of its net assets in reinsurance-related securities. Reinsurance-related securities generally include: (1) event-linked bonds, event-linked swaps, industry-loss warrants (“ILWs”) and quota shares and (2) equity securities and the derivatives of equity securities of companies in the reinsurance industry.  As of the date of this prospectus the median yield of event-linked bonds is approximately

[X]%.  The Fund expects to invest broadly in reinsurance-related securities across the yield spectrum.  The median yield will change due to market circumstance.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake or hurricane of a specific magnitude.  In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs prior to a bond's maturity, the Fund may lose all or a portion of its principal.  If the trigger event(s) does not occur, the Fund will recover its principal plus interest. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments.  ILWs are tied to trigger events related to losses suffered by an industry generally (i.e. insurance), rather than a specific trigger event(s) tied to a specific geographic area.  An ILW would entitle a Fund to a premium paid by the sponsor in exchange for a Fund’s commitment to provide a specified dollar amount of protection against an industry loss exceeding a specified dollar amount.  Quota shares are a form of proportional reinsurance in which the Fund participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage.  For example, under a 20% quota-share agreement, the Fund would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, up to the total amount invested.  Under normal circumstances, the Fund intends to invest substantially all its assets in reinsurance-related securities, but retains the flexibility to invest at times in other securities, including U.S. Government securities, cash and cash equivalents.

The Fund may invest in securities issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities.  The Fund has no limit as to the maturity of fixed-income securities and event-linked bonds in which it invests or as to the market capitalization of the issuer.  The Fund may invest in event-linked bonds and fixed income securities of any credit rating, including those rated below investment grade (commonly referred to as “junk bonds”) or, if unrated, determined by the Adviser, to be of comparable quality.  With respect to event-linked bonds, the rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal.  The rating also assesses the event-linked bond’s credit risk and the model used to calculate the probability of the trigger event(s).  In addition to ratings issued by rating agencies, event-linked bonds are issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”).  A risk model is created based on historical data and averages and used to inform investors and others on the potential impact of a wide variety of catastrophic events.  The Adviser will consider these risk models in choosing portfolio investments.

When selecting event-linked bonds for investment, the Adviser evaluates the evolving universe of event-linked bonds by performing its own analysis based on quantitative and qualitative research or by requesting other market participants to identify event-linked bonds that meet criteria determined by the Adviser.  The Adviser may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources.  The Adviser then uses quantitative and qualitative analysis to select appropriate event-linked bonds within each trigger event category.  The Adviser’s qualitative and quantitative analysis may consider various factors, such as trigger transparency, sponsor basis risk, call provisions, moral hazard, and correlation with other investments, and will also guide the Adviser in determining the desired allocation of event-linked bonds by trigger event category and in different regions.  The Adviser seeks to diversify the Fund's portfolio by investing in securities with different types of trigger events.  The Adviser will continue to monitor the risk of the Fund’s investments on a regular basis.

The Fund may obtain leverage through borrowings in seeking its investment objective. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s shares will fluctuate in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance.

The Fund’s principal risk factors are listed below. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page [__] of the prospectus.

Event-Linked Securities Risk.  The Fund will invest in “event-linked” securities, including “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake or hurricane of a specific magnitude. Other event-linked securities, such ILWs and quota shares, are not structured as fixed income instruments but, similar to event-linked bonds, their returns are also tied to the non-occurrence of trigger events.  To the extent the Fund invests in quota shares, the Fund will be exposed to the special risk associated with such instruments.  Quota shares represent a proportional interest in a basket of underlying reinsurance contracts.  As an investor the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer.

In most cases, the trigger event(s) will not be deemed to have occurred unless the event happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  For some event-linked securities (which include event-linked bonds), the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses.  If a trigger event, as defined within the terms of an event-linked security, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security.  In some cases, event-linked securities cover multiple events to reduce the chances that investors will lose all of their principal or investment.  The sponsor of such an investment might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the instrument, the extension can last anywhere from three months to two years or more.  The Fund is entitled to receive principal and interest payments on an event-linked bond, and premiums under an ILW or quota share (or other event-linked security), so long as no trigger event(s) occurs of the description and magnitude specified by the instrument.  In addition to the specified trigger event(s), event-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund's investments in event-linked securities may be linked to a broad range of insurance risks, including natural events and non-natural events.  It is expected that investments in event-linked securities linked to natural events will represent the largest portion of the Fund's event-linked investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked securities linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.  The Adviser in selecting investments for the Fund will consider risk models created by independent third parties.  Risk models designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure.  Risk models are created using historical, scientific and other related data.  However, because such risk models are based upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event.

Borrowing Risk.  Under the 1940 Act, the Fund may not incur indebtedness unless immediately after it incurs debt it has "asset coverage" of at least 300% of the aggregate outstanding principal amount of the indebtedness.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.  Lenders to the Fund will have preference over the Fund's shareholders as to payments of interest and repayments of principal on amounts that the Fund borrows and preference to the Fund's assets in the event of its liquidation.  Lending agreements may grant the lenders certain voting rights if the Fund defaults in the payment of interest or principal on the loan.  Borrowing will cost the Fund interest expense and other fees.  The cost of borrowing may reduce the Fund's return.

Leveraging Risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund's underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Derivative Investments Risk. The Fund may obtain event-linked exposure by investing in, among others, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies (including investments in industry loss warrants).  Trigger events include hurricanes, earthquakes and weather-related phenomena.  If a trigger event(s) occurs, the Fund may lose the swap’s notional amount.  As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Below Investment Grade Bonds Risk.  Because the Fund invests in securities rated below investment-grade, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower grade debt securities may be subject to greater price fluctuations than investment-grade securities, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Credit Risk.  Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The Fund's investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.  There is a risk that the issuer of an event-linked bond will fail to make interest payments, whether in whole or in part.

Interest Rate Risk. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Foreign Investing Risk.  The Fund can invest without limit in foreign government and foreign corporate debt securities in both developed and emerging markets. Because the majority of event-linked bond issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the Fund's share prices and income.  Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition.  The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Liquidity and Restricted Securities Risk. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.  Restricted securities, which include Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the Fund.

Equity Securities Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Tax Risk. In order for the Fund to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI), meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90 percent of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for each taxable year. If, in any year, the Fund fails to qualify as a RIC under the Code for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund and its shareholders.

Performance

This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference.  Because the Fund has not commenced operations as of the date of this prospectus, there is no past performance to report.

Management

Investment Adviser

Stone Ridge Asset Management LLC is the investment adviser of the Fund.

Portfolio Managers

Ross Stevens and Robert Gutmann (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling Fund shares, and financial intermediary compensation, please turn to “How to Purchase Shares”, “Redeeming Your Shares – Additional Information” and “Payments to Financial Firms” sections of the Prospectus.

Stone Ridge High Yield Reinsurance Risk Premium Fund
Investment Objective

The Stone Ridge High Yield Reinsurance Risk Premium Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.  There can be no assurance that the Fund will achieve its investment objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class [M]	Class [N]

Management Fees	[1.50]%	[1.50]%	[1.50]%
Distribution and/or Service (12b-1) Fees	[None]	[___]%	[___]%
Other Expenses(1)	[ ]%	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%	[ ]%
[Expense Reimbursement(2)]	[ ]%	[ ]%	[ ]%
[Total Annual Fund Operating Expenses After Expense Reimbursement]	[ ]%	[ ]%	[ ]%

 (1)           "Other expenses" are based on estimated amounts for the current fiscal year.
(2)           [The investment adviser has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed [X]% for Class I shares, [X]% for Class [M] shares and [X]% for Class [N] shares. This expense reimbursement will continue through [February 1, 2014]. Any amendment to or a termination of this reimbursement would require written approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser up to [three years] after the end of the fiscal year in which the expenses were reimbursed.]

Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and takes into account the effect of the expense reimbursement through [   ], 2014, as discussed in Footnote No. 2 to the Fee Table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years
Class I Shares	$[ ]	$[ ]	$[ ]
Class [M] Shares	$[ ]	$[ ]	$[ ]
Class [N] Shares	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The Fund’s portfolio turnover rate is expected to be less than [25]% of the Fund’s total assets in the first year of operations.

Principal Investment Strategies

The Fund generally seeks to capture a reinsurance risk premium.  On average and in the long run, insurance companies pay a premium to hedge their exposure to catastrophic risks.  Such risks are generally uncorrelated from traditional risk assets and present meaningful opportunities for investors.  Stone Ridge Asset Management LLC (“SRAM” or the “Adviser”) will manage the Fund to accumulate a broad range of event-linked risk exposures with defined expected loss by systematically selecting from a wide universe of eligible instruments.  The Adviser does not intend to adjust the risk profile of the Fund in reaction to, or in anticipation of, broad economic trends or movements of securities markets.

Under normal circumstances, the Fund will invest at least 80% of its net assets in reinsurance-related securities and will invest at least 80% of its net assets in high yield, high risk fixed income securities.  Reinsurance-related securities generally include: (1) event-linked bonds, event-linked swaps, industry-loss warrants (“ILWs”) and quota shares and (2) equity securities and the derivatives of equity securities of companies in the reinsurance industry.  As of the date of this prospectus the median yield of event-linked bonds is approximately [X]%.  The Fund expects to invest broadly in reinsurance-related securities across the yield spectrum, but will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield).  The median yield will change due to market circumstance.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake or hurricane of a specific magnitude.  In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs prior to a bond's maturity, the Fund may lose all or a portion of its principal.  If the trigger event(s) does not occur, the Fund will recover its principal plus interest. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments.  ILWs are tied to trigger events related to losses suffered by an industry generally (i.e. insurance), rather than a specific trigger event(s) tied to a specific geographic area.  An ILW would entitle a Fund to a premium paid by the sponsor in exchange for a Fund’s commitment to provide a specified dollar amount of protection against an industry loss exceeding a specified dollar amount.  Quota shares are a form of proportional reinsurance in which the Fund participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage.  For example, under a 20% quota-share agreement, the Fund would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, up to the total amount invested.  Under normal circumstances, the Fund intends to invest substantially all its assets in reinsurance-related securities, but retains the flexibility to invest at times in other securities, including U.S. Government securities, cash and cash equivalents.

The Fund may invest in securities issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities.  The Fund has no limit as to the maturity of fixed-income securities and event-linked bonds in which it invests or as to the market capitalization of the issuer.  The Fund may invest in event-linked bonds and fixed income securities of any credit rating, including those rated below investment grade (commonly referred to as “junk bonds”) or, if unrated, determined by the Adviser, to be of comparable quality.  With respect to event-linked bonds, the rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal.  The rating also assesses the event-linked bond’s credit risk and the model used to calculate the probability of the trigger event(s).  In addition to ratings issued by rating agencies, event-linked bonds are issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”).  A risk model is created based on historical data and averages and used to inform investors and others on the potential impact of a wide variety of catastrophic events.  The Adviser will consider these risk models in choosing portfolio investments.

When selecting event-linked bonds for investment, the Adviser evaluates the evolving universe of event-linked bonds by performing its own analysis based on quantitative and qualitative research or by requesting other market participants to identify event-linked bonds that meet criteria determined by the Adviser.  The Adviser may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources.  The Adviser then uses quantitative and qualitative analysis to select appropriate event-linked bonds within each trigger event category.  The Adviser’s qualitative and quantitative analysis may consider various factors, such as trigger transparency, sponsor basis risk, call provisions, moral hazard, and correlation with other investments, and will also guide the Adviser in determining the desired allocation of event-linked bonds by trigger event category and in different regions.  The Adviser seeks to diversify the Fund's portfolio by investing in securities with different types of trigger events.  The Adviser will continue to monitor the risk of the Fund’s investments on a regular basis.

The Fund may obtain leverage through borrowings in seeking its investment objective. The Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940, as amended (the “1940 Act”) requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s shares will fluctuate in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance.

The Fund’s principal risk factors are listed below. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. Before investing, be sure to read the additional descriptions of these risks beginning on page [__] of the prospectus.

Event-Linked Securities Risk.  The Fund will invest in “event-linked” securities, including “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake or hurricane of a specific magnitude. Other event-linked securities, such ILWs and quota shares, are not structured as fixed income instruments but, similar to event-linked bonds, their returns are also tied to the non-occurrence of trigger events.  To the extent the Fund invests in quota shares, the Fund will be exposed to the special risk associated with such instruments.  Quota shares represent a proportional interest in a basket of underlying reinsurance contracts.  As an investor the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer.

In most cases, the trigger event(s) will not be deemed to have occurred unless the event happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  For some event-linked securities (which include event-linked bonds), the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses.  If a trigger event, as defined within the terms of an event-linked security, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security.  In some cases, event-linked securities cover multiple events to reduce the chances that investors will lose all of their principal or investment.  The sponsor of such an investment might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the instrument, the extension can last anywhere from three months to two years or more.  The Fund is entitled to receive principal and interest payments on an event-linked bond, and premiums under an ILW or quota share (or other event-linked security), so long as no trigger event(s) occurs of the description and magnitude specified by the instrument.  In addition to the specified trigger event(s), event-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund's investments in event-linked securities may be linked to a broad range of insurance risks, including natural events and non-natural events.  It is expected that investments in event-linked securities linked to natural events will represent the largest portion of the Fund's event-linked investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked securities linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.  The Adviser in selecting investments for the Fund will consider risk models created by independent third parties.  Risk models designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure.  Risk models are created using historical, scientific and other related data.  However, because such risk models are based upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event.

Borrowing Risk.  Under the 1940 Act, the Fund may not incur indebtedness unless immediately after it incurs debt it has "asset coverage" of at least 300% of the aggregate outstanding principal amount of the indebtedness.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.  Lenders to the Fund will have preference over the Fund's shareholders as to payments of interest and repayments of principal on amounts that the Fund borrows and preference to the Fund's assets in the event of its liquidation.  Lending agreements may grant the lenders certain voting rights if the Fund defaults in the payment of interest or principal on the loan.  Borrowing will cost the Fund interest expense and other fees.  The cost of borrowing may reduce the Fund's return.

Leveraging Risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund's underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Derivative Investments Risk. The Fund may obtain event-linked exposure by investing in, among others, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies (including investments in industry loss warrants).  Trigger events include hurricanes, earthquakes and weather-related phenomena.  If a trigger event(s) occurs, the Fund may lose the swap’s notional amount.  As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Below Investment Grade Bonds Risk.  Because the Fund invests in securities rated below investment-grade, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower grade debt securities may be subject to greater price fluctuations than investment-grade securities, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Credit Risk.  Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The Fund's investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.  There is a risk that the issuer of an event-linked bond will fail to make interest payments, whether in whole or in part.

Interest Rate Risk. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Foreign Investing Risk.  The Fund can invest without limit in foreign government and foreign corporate debt securities in both developed and emerging markets. Because the majority of event-linked bond issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the Fund's share prices and income.  Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition.  The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Liquidity and Restricted Securities Risk. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.  Restricted securities, which include Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the Fund.

Equity Securities Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Tax Risk. In order for the Fund to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI), meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90 percent of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for each taxable year. If, in any year, the Fund fails to qualify as a RIC under the Code for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund and its shareholders.

Performance

This section normally shows how the Fund’s total return has varied from year to year, along with a broad-based market index for reference.  Because the Fund has not commenced operations as of the date of this prospectus, there is no past performance to report.

Management

Investment Adviser

Stone Ridge Asset Management LLC is the investment adviser of the Fund.

Portfolio Managers

Ross Stevens and Robert Gutmann (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund.

IMPORTANT INFORMATION REGARDING FUND SHARES

Purchase and Sale of Fund Shares

You may redeem Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may redeem Fund shares either through your financial intermediary or directly from the Fund either by writing to [___], or by calling 1-800 [__].  The Fund generally is available for investment only by institutional clients, clients of registered investment advisers, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Adviser. All investments are subject to approval of the Adviser.

The Fund will only be available for purchase when it has notified investors that it is no longer closed to new investment.  See “Shareholder Information – Initial Asset Cap.”  The minimum initial purchase (waived in certain circumstances) is $[X] for Class I shares, $[X] for Class [M] shares and $[X] for Class [N] shares.  There is no minimum for subsequent investments.

Tax Information

Each Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), a Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Each Fund is permitted to engage in the following investment practices to the extent set forth in “Fund Summaries” above. References to the “Fund” below are to each Fund, as applicable.

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in “Fund Summaries”.  The Board of Trustees can change the Fund’s investment objective and strategy without shareholder approval. Set forth below is additional information about such policies and risks of the Fund described in “Fund Summaries” above.  Information also is included about other types of investments and practices that the Fund may engage in from time to time.

Under normal market conditions each of the Funds invests at least 80% of its net assets in reinsurance-related securities and Stone Ridge High Yield Reinsurance Risk Premium Fund invests at least 80% of its net assets in high yield, high risk fixed-income securities (commonly referred to as "junk bonds") (the “80% Policies”). Each Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% Policies.

More Information on Investment Strategies

Event-Linked Securities.  The Funds will invest substantially in "event-linked" bonds, a type of event-linked security which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake or hurricane of a specific magnitude.  In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. A  Fund is entitled to receive principal and interest payments so long as no trigger event(s) occurs of the description and magnitude specified by the instrument.  Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event(s) will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.

If a "sponsor," such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (SPV). Municipal, state and foreign governments and private companies also have sponsored catastrophe bonds as a hedge against natural disasters.  The SPV issues catastrophe bonds and typically invests the proceeds from the bond issuance in low-risk securities (the collateral). The earnings on these low-risk securities, as well as insurance premiums paid to the sponsor, are used to make periodic, variable rate interest payments to investors (e.g., a Fund). The interest rate typically is based on an available, floating, short-term rate such as LIBOR or Treasury (“T-Bill”), plus a margin, or "spread," above that.

As long as the corresponding trigger event(s) covered by the bond—whether a windstorm in Europe or an earthquake in California—does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Many catastrophe bonds generally mature in three years, although terms generally range from one to five years, depending on the bond.  If the event does occur, however, the sponsor's right to the collateral is "triggered." This means the sponsor receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, catastrophe bonds cover multiple events to reduce the chances that investors will lose all of their principal.

Each Fund will also invest in other event-linked securities, including but not limited to, industry loss warrants (sometimes referred to as “ILWs”) and quota shares, which operate similar to event-linked bonds in that they are tied to the non-occurrence of particular trigger events but are different in certain other respects.  For example, ILWs, are tied to trigger events related to losses suffered by an industry generally (i.e. insurance), rather than a specific trigger event(s) tied to a specific geographic area.  An ILW would entitle a Fund to a premium paid by the sponsor in exchange for a Fund’s commitment to provide a specified dollar amount of protection against an industry loss exceeding a specified dollar amount.  Quota shares are a form of proportional reinsurance in which the Fund participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage.  For

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example, under a 20% quota-share agreement, the Fund would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, up to the total amount invested.  Under normal circumstances, each Fund intends to invest substantially all its assets in reinsurance-related securities, but retains the flexibility to invest at times in other securities, including U.S. Government securities, cash and cash equivalents.

Below Investment Grade Securities.  The Funds will invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Fund’s investment adviser (“SRAM” or the “Adviser”).  A debt security is below investment grade if it is rated BB or lower by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by SRAM. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Derivatives.  Each Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”).  Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives transactions can involve substantial risk.  Derivatives typically allow a Fund to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments.  A Fund incurs costs in connection with opening and closing derivatives positions.  Each Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.  The Funds may but are not required to use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, stock index futures, swaps, including event-linked swaps and other derivative instrument.  The Funds may use derivatives for a variety of purposes, including (i) as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates, (ii) as a substitute for purchasing or selling securities, (iii) to seek to increase a Fund’s return as a non-hedging strategy that may be considered speculative, or (iv) to manage portfolio characteristics.

Certain derivative transactions may give rise to a form of leverage.  The Funds are required to segregate or “earmark” liquid assets or otherwise cover the Funds’ obligation created by a transaction that may give rise to leverage.  The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause a Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

Non-U.S. Investments.  Each Fund may invest without limit in foreign government and foreign corporate debt securities in both developed and emerging markets. Because the majority of reinsurance-related security issuers are domiciled outside the United States, a Fund will normally invest significant amounts of its assets in foreign securities.  Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

U.S. Government Securities. The Funds may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac.

Equity Securities.  Equity securities include common stocks, warrants and rights, as well as "equity equivalents" such as preferred stocks and securities convertible into common stock.  Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay

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dividends until they mature or are converted, exchanged or redeemed. The Funds consider some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Liquidity and Restricted Securities. A Funds may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the Adviser determines that such treatment is warranted pursuant to guidelines approved by the Fund’s Board of Trustees. Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Reverse Repurchase Agreements and Borrowing. The Funds may enter into reverse repurchase agreements pursuant to which a Fund transfers securities to a counterparty in return for cash, and the Fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by a Fund, are a form of leverage and may make the value of an investment in a Fund more volatile and increase the risks of investing in a Fund. Each Fund also may borrow money from banks or other lenders for temporary purposes. Entering into reverse repurchase agreements and other borrowing transactions may cause a Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.  Borrowing money involves transaction and interest costs.  A Fund may pay a commitment fee or other fees to maintain a line of credit, and will pay interest on amounts it borrows.

Each Fund may borrow up to 33 1/3% of its total assets. The Fund will borrow only if the value of the Fund’s assets, including borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, within three business days (not including Sundays and holidays), the Fund will seek to reduce its borrowings to the requirement. To do so, or to meet maturing bank loans, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund. The Fund also may lend the securities in its portfolio to brokers, dealers and other financial institutions.

Cash Management and Temporary Investments.  Normally, each Fund invests substantially all of its assets to meet its investment objectives. A Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Funds may adopt a defensive strategy when the Adviser believes securities in which a Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Additional Investment Practices

In addition to the principal investment strategies described above, the Funds may also use other investment techniques, including the following from time-to-time.

Short-Term Trading.  At times, the Funds may engage in short-term trading, usually with respect to certain derivatives instruments on a Fund’s portfolio holdings. If a Fund engages in a lot of short-term trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Securities Lending. The Funds may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. Loans will only be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding. Each Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law.

Investments in Other Investment Companies. The Funds may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. The Fund may invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. One reason the Funds might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, a Fund would be subject to its ratable share of that

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investment company's expenses, including its advisory and administration expenses. The Funds do not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. The Funds' investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Corporate Debt Obligations. The Funds may purchase debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or other business entities.  Debt securities purchased by a Fund may be subordinate to other liabilities of the issuer.  If a borrower becomes insolvent, the borrower's assets may be insufficient to meet its obligations.

Floating-Rate Loans.  Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

Subordinated Securities. The Funds may invest in securities that are subordinated or "junior" to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.

Risks of Investing

The Funds are subject to the principal risks noted below.  As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.  You could lose all or part of your investment in a Fund, and a Fund could underperform other investments.

Event-Linked Securities Risk.  The Fund will invest in “event-linked” securities, including “event-linked” bonds, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds.  Event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake or hurricane of a specific magnitude. Other event-linked securities, such ILWs and quota shares, are not structured as fixed income instruments but, similar to event-linked bonds, their returns are also tied to the non-occurrence of trigger events.  To the extent the Fund invests in quota shares, the Fund will be exposed to the special risk associated with such instruments.  Quota shares represent a proportional interest in a basket of underlying reinsurance contracts.  As an investor the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer.

In most cases, the trigger event(s) will not be deemed to have occurred unless the event happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  For some event-linked securities (which include event-linked bonds), the trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses.  If a trigger event, as defined within the terms of an event-linked security, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security.  In some cases, event-linked securities cover multiple events to reduce the chances that investors will lose all of their principal or investment.  The sponsor of such an investment might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the instrument, the extension can last anywhere from three months to two years or more.  The Fund is entitled to receive principal and interest payments on an event-linked bond, and premiums under an ILW or quota share (or other event-linked security), so long as no trigger event(s) occurs of the description and magnitude specified by the instrument.  In addition to the specified trigger event(s), event-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund's investments in event-linked securities may be linked to a broad range of insurance risks, including natural events and non-natural events.  It is expected that investments in event-linked securities linked to natural events will represent the largest portion of the Fund's event-linked investments. The events covered are natural catastrophes, such as hurricanes and earthquakes. Investments in event-linked securities linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes.

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Selection Risk.  Poor investment selection by the Adviser will cause the Fund to underperform other funds having a similar investment objective and investment strategies.  While the Adviser expects to have access to financial and other information about event-linked securities, the amount of public information available with respect to event-linked securities will generally be less extensive than what is available for exchange-listed or otherwise registered securities.  In evaluating event-linked securities, including the rating of a bond and the creditworthiness of an issuer, the Adviser will consider, and may rely on, analyses performed by others.  If those analyses or any model used to calculate the probability of a trigger event is not accurate or underestimates the likelihood of a trigger event, this may result in more frequent and greater than expected loss of a Fund’s investment, including principal and/or interest on a bond, which would adversely impact the Fund's return.

Trigger Event(s) Risk.  Obtaining returns on event-linked securities are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake or hurricane of a specific magnitude.  In most cases, the trigger event(s) will not be deemed to have occurred unless the event happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs, the Fund may lose all or a portion of its investment in such security.  There can be no assurance that an event-linked security in which the Fund invests will not experience either a partial or total loss.

Trigger Event Determination Risk.  Event-linked bonds often provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  The typical duration of mandatory and optional extensions of maturity for event-linked bonds currently is between three to six months.  In certain circumstances, the extension may exceed two years.  To the extent there are events that involve losses (or other event measurements) that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred.  To the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a trigger event, there may be losses or delays in the payment of principal and/or interest.

Limitation on Use of Risk Models:  The Adviser in selecting investments for the Fund will consider risk models created by independent third parties.  Risk models designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure.  Risk models are created using historical, scientific and other related data.  However, because such risk models are based upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event.

Regulatory Risk.  Issuers of event-linked securities (and the sponsors of those issuers) may be subject to the laws and regulations of the jurisdictions in which they are domiciled and transact business.  There can be no assurance that future changes in law or regulation in the applicable jurisdictions will not adversely affect the ability to issue or sponsor the issuance of event-linked securities or the availability of these instruments for investment.  Such changes could depress the market value of these securities or result in adverse tax consequences.

Limited Availability of Event-Linked Bonds and Securities. Investments in event-linked bonds and securities may be limited.  The limited availability of event-linked bonds and securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Fund's investment objective and availability of event-linked bonds and securities in the secondary market.

Borrowing Risk.  Under the 1940 Act, the Fund may not incur indebtedness unless immediately after it incurs debt it has "asset coverage" of at least 300% of the aggregate outstanding principal amount of the indebtedness.  The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.  Lenders to the Fund will have preference over the Fund's shareholders as to payments of interest and repayments of principal on amounts that the Fund borrows and preference to the Fund's assets in the event of its liquidation.  Lending agreements may grant the lenders certain voting rights if the Fund defaults in the payment of interest or principal on the loan.  Borrowing will cost the Fund interest expense and other fees.  The cost of borrowing may reduce the Fund's return.

Leveraging Risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund's underlying assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Engaging in such transactions may cause the

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Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

Derivative Investments Risk. The Fund may obtain event-linked exposure by investing in, among others, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies (including investments in industry loss warrants).  Trigger events include hurricanes, earthquakes and weather-related phenomena.  If a trigger event(s) occurs, the Fund may lose the swap’s notional amount.  As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.

The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment.

Options Risk.    A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgment in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. A Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, a Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a market clearinghouse may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. There are significant differences between securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

Below Investment Grade Bonds Risk.  Because the Fund invests in securities rated below investment-grade, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower grade debt securities may be subject to greater price fluctuations than investment-grade securities, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Credit Risk.  Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. The Fund’s investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default.  There is a risk that the issuer of an event-linked bond will fail to make interest payments, whether in whole or in part.  The sponsoring entity may default on its obligation to make

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payments to the issuer or the issuer's investment of principal may not perform as expected.  Because most event-linked bond issuers currently are structured to be bankruptcy remote vehicles, it is unlikely that the Fund would lose its entire investment in an event-linked bond if the applicable trigger event(s) never occurs.  However, there can be no assurance that issuers of event-linked bonds in which the Fund may invest in the future will be structured in a similar manner or that a court would uphold the intended bankruptcy remote characterization of the structure.  If an issuer of an event-linked bond that is issued in the future is structured in a different manner, it may be possible that the fund would lose its entire investment in an event-linked bond even though the applicable trigger event(s) never occurs.

Interest Rate Risk. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to reinvest the prepayment proceeds at lower yields.

Foreign Investing Risk.  The Fund can invest without limit in foreign government and foreign corporate debt securities in both developed and emerging markets. Because the majority of event-linked bond issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in foreign securities. While foreign securities may offer special investment opportunities, they also have special risks that can reduce the Fund's share prices and income.  Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition.  The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.

Liquidity and Restricted Securities Risk. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.  Restricted securities, which include Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the Fund.

Equity Securities Risk.  The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole. The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates. When interest rates rise, the value of preferred stocks will generally fall.

Non-Diversification Risk.  The Fund is classified as a "non-diversified" fund under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in the securities of a single issuer than if it were a "diversified" fund. To the extent that the Fund invests a higher percentage of its assets in the securities of a single issuer, the Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Tax Risk. In order for the Fund to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income (as described in more detail in the SAI), meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90 percent of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for each taxable year. If, in any year, the Fund fails to qualify as a RIC under the Code for

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any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate U.S federal income tax. The resulting U.S. federal corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions. Such a failure would have a material adverse effect on the Fund and its shareholders.

Prepayment or Call Risk.  Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date.  Issuers often exercise this right when interest rates fall.  Accordingly, if the Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall.  Upon prepayment of the security, a Fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called.  In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security.

U.S. Government Securities Risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not Funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund's securities must be liquid at the time of investment, securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. To the extent the Fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

Sector Concentration Risk.  Issuers of event-linked bonds and other reinsurance-related securities are generally classified as belonging to the financial services sector, however, the Fund has no current intention to invest in banks or other issuers that may be commonly considered in the financial services sector.  The Fund may concentrate (that is, invest 25% or more of its total assets) in the financial services sector and will be subject to the risks of such concentration.

Cash Management Risk.  The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the Fund to achieve its investment objectives.

Securities Lending Risk. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will only be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding. In addition, loans will only be made when the investment adviser believes the expected returns, net of expenses, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law.

Quantitative Model Risk.  The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework,

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the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Adviser’s quantitative analyses or models, or in the data on which they are based, could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. There can be no assurance that these methodologies will help the Fund to achieve its objective.

Expense Risk.  Your actual costs of investing in the Fund may be higher than the expenses shown in "Annual Fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Subordinated Securities Risk. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Investing in Other Investment Companies Risk.  Investing in other investment companies subjects the Fund to the risks of investing in the underlying securities or assets held by those Funds. When investing in another Fund, the Fund will bear a pro rata portion of the underlying Fund's expenses, in addition to its own expenses.

Floating-Rate Loan Risks.  Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.  The holdings of each Fund are also disclosed quarterly in filings with the SEC on Form N-Q as of the end of the first and third quarters of each Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of each Fund’s fiscal year. You can find the SEC filings on the SEC’s website, www.sec.gov.

MANAGEMENT AND ORGANIZATION

Investment Adviser

Stone Ridge Asset Management LLC (“SRAM” or the “Adviser”) is the investment adviser of the Funds. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at 405 Lexington Avenue, 55th Floor, New York, NY 10174. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds. As of [     ], 2012, SRAM’s assets under management were in excess of $[   ].

In return for providing management services to the Funds, each Fund pays the Adviser an annual fee. The following table shows the advisory fee rate that will be paid for each Fund’s initial fiscal year as a percentage of each Fund’s average daily net assets.  The listed fees may be reduced as a result of the contractual fee waiver/expense reimbursement agreements discussed in “Fees and Expenses” above.

Investment Management Fee (as a percentage of average daily net assets)

Stone Ridge Reinsurance Risk Premium Fund	[1.50]	%
Stone Ridge High Yield Reinsurance Risk Premium Fund	[1.50]	%

A discussion regarding the basis of the Board’s approval of the investment advisory contract between the Trust, on behalf of the Funds, and the Adviser will be available in the Funds’ first annual reports to shareholders.

Portfolio Managers

Ross Stevens

Ross Stevens, Co-Portfolio Manager of each Fund, is responsible for the day-to-day management of both Funds and their investments jointly with Robert Gutmann. Mr. Stevens is a Founding Partner of SRAM and has co-managed

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both Funds since their inception. Prior to founding SRAM, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital.  Previously, he was Global Co-Head of Equities at Jefferies and Global Head of Electronic Trading at Bank of America.  Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from University of Chicago (Booth) and his BSE in Finance from University of Pennsylvania (Wharton).

Robert Gutmann

Robert Gutmann, Co-Portfolio Manager of each Fund, is responsible for the day-to-day management of both Funds and their investments jointly with Mr. Stevens. Mr. Gutmann is a Founding Partner of SRAM and has co-managed both Funds since their inception. Prior to joining SRAM, Mr. Gutmann was the head of Delta-One Synthetic Solutions Group at RBC Capital Markets.  He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group.  Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

More information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Funds is included in the SAI.

Distributor and Transfer Agent

[NAME] [Address] is the Funds’ distributor. [NAME] [Address] is the Funds’ transfer agent. The Funds compensate the distributor and transfer agent for their services.

SHAREHOLDER INFORMATION

Initial Asset Cap

Upon commencement of operations, the Stone Ridge Reinsurance Risk Premium Fund will initially cap its total assets to approximately [$X million] and the Stone Ridge High Yield Reinsurance Risk Premium Fund will initially cap its total assets to approximately [$X million] (each an “Initial Cap”).  Once the Caps are met, each Fund will close to new investors.  The Funds may re-open to new investors and subsequently close again to new investors at anytime at the discretion of the Adviser, irrespective of the Initial Cap amounts.  Any such opening and closing of the Funds will be disclosed to investors via a supplement to this prospectus.

In addition, upon commencement of operations, a significant portion of the Funds will be made available for investment on a priority basis to a group of investors (the “Consortium”) who have entered into an arrangement with the Adviser.  Once orders are fulfilled for the Consortium, each Fund will then be available for investment by other investors until the Initial Caps have been reached.

How Fund Share Prices Are Calculated

The NAV of a Fund’s Class I, Class [M] and Class [N] shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. While the assets of each of Class I, Class [M] and Class [N] shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class I, Class [M] and Class [N] shares have different ongoing distribution fees.  Each Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that a purchase or redemption order is received in good order and the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).  The Fund may not calculate its NAV on a daily basis.

For purposes of calculating the NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Computation of Net Asset Value” in the SAI for more information.

To the extent a Fund invests in open-end management companies that are registered under the 1940 Act, the Fund’s NAV will be calculated based upon the net asset value of such funds.  The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board (so-called “fair value pricing”). The Pricing and Fair Valuation Committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted

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by the Board) has the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board.  The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters).  The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. The Funds’ use of fair value pricing may help deter “stale price arbitrage” as discussed below under “Frequent Purchases and Sales of Fund Shares.”

For purposes of calculating the NAV, foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed1, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

INVESTING WITH THE FUNDS

Each Fund offers [three] classes of shares— Class I, Class [M] and Class [N] shares.  This prospectus describes the Class I, Class [M] and Class [N] shares of the Funds.

Eligibility to Buy Class I, Class [M] and Class [N] shares

Each Fund’s Class I, Class [M] and Class [N] shares are offered to the following groups of investors (“Eligible Investors”).  Each Class of shares is subject to the investment minimums described below.

1.	Institutional investors;
2.	Clients of registered investment advisors and clients of financial institutions;
3.	Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;
4.
Certain other Eligible Investors as approved from time to time by the Adviser. Eligible Investors include employees, former employees, shareholders, and directors of the Adviser and the Funds and friends and family members of such persons; and

5.	Investment professionals or other financial intermediaries investing for their own accounts, and their immediate family members

Some financial intermediaries may impose different or additional eligibility requirements. The Funds have the discretion to further modify the above eligibility requirements.

____________________________

1 The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

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The Funds reserve the right to refuse any request to purchase shares.

Investment Minimums

Class I Shares

The minimum initial account size is $[X]. This minimum investment requirement may be modified or reduced as follows:

●	For eligibility group [4] and [5] described above under “Eligibility to Buy Class I, Class [M] and Class [N] Shares”, there will be no minimum investment requirement.

Class [M] Shares

The minimum initial account size is $[X].

Class [N] Shares

The minimum initial account size is $[X].

[For purposes of meeting the investment minimums set forth above, an investment professional may aggregate all of his or her clients investments in a Fund. Investors may aggregate accounts for purposes of determining whether the above minimum requirements have been met. Investors may also enter into a letter of intent indicating that they intend to meet the minimum investment requirements within an 18-month period.]

Some financial intermediaries may impose different or additional minimum investment requirements. The Funds have the discretion to further modify, waive or reduce the above minimum investment requirements for Class I, Class [M] and Class [N] shares.

Types of Accounts – Class I, Class [M] and Class [N] Shares

You may set up your account in any of the following ways:

Individual or Joint Ownership. Individual accounts are owned by one person. Joint accounts can have two or more owners, and provide for rights of survivorship.

Gift or Transfer to a Minor (UGMA, UTMA). These gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor’s social security number.

Trust for Established Employee Benefit or Profit-Sharing Plan. The trust or plan must be established before you can open an account and you must include the date of establishment of the trust or plan on your application.

Business or Organization. You may invest money on behalf of a corporation, association, partnership or similar institution. You should include a certified resolution with your application that indicates which officers are authorized to act on behalf of the entity.

Retirement or Education. A qualified retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. For detailed information on the tax advantages and consequences of investing in individual retirement accounts (IRAs) and retirement plan accounts, please consult your tax advisor. The types of IRAs available to you are: Traditional IRA, Roth IRA, Rollover IRA, SIMPLE IRA, and Coverdell Education Savings Account (formerly called an Education IRA).  The IRA and Coverdell Education Savings Account custodian charges an annual maintenance fee (currently $15.00) per IRA or ESA holder.

The Funds may be used as an investment in other kinds of retirement plans, including, but not limited to, Keogh plans maintained by self-employed individuals or owner-employees, traditional pension plans, corporate profit-sharing and money purchase pension plans, section 403(b)(7) custodial tax-deferred annuity plans, other plans maintained by tax-exempt organizations, cash balance plans and any and all other types of retirement plans. All of

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these accounts need to be established by the plan’s trustee and the plan’s trustee should contact the Funds regarding the establishment of an investment relationship.

General Purchasing Policies

●
You may purchase a Fund’s Class I shares, Class [M] shares and Class [N] shares at the NAV per share next determined following receipt of your purchase order in good order by a Fund or an authorized financial intermediary or other agent of a Fund. A purchase, exchange or redemption order is in “good order” when a Fund, its Distributor and/or its agent, receives all required information, including properly completed and signed documents. Financial intermediaries authorized to accept purchase orders on behalf of a Fund are responsible for timely transmitting those orders to the Fund.

●
Once a Fund accepts your purchase order, you may not cancel or revoke it; however, you may redeem the shares. A Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary (or its authorized designee) receives the order. A Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. This confirmation process may take up to 15 days.

●	Each Fund reserves the right to cancel any purchase or exchange order it receives if the Trust believes that it is in the best interest of the Fund’s shareholders to do so.

General Redemption Policies

●
You may redeem a Fund’s Class I shares, Class [M] shares and Class [N] shares at the NAV per share next-determined following receipt of your redemption order in good order by the Fund or an authorized financial intermediary or other agent of the Fund.

●	The Funds cannot accept a redemption request that specifies a particular redemption date or price.

●	Once a Fund accepts your redemption order, you may not cancel or revoke it.

●
The Funds generally will transmit redemption proceeds within seven days after receipt of your redemption request. If you recently made a purchase, the Funds may withhold redemption proceeds until they are reasonably satisfied that they have received your payment. This confirmation process may take up to 15 days.

●
The Funds reserve the right at any time without prior notice to suspend, limit, modify or terminate any privilege, including the telephone exchange privilege, or its use in any manner by any person or class

Other Policies

No Certificates

The issuance of shares is recorded electronically on the books of the Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. The Funds do not issue certificates representing shares of the Funds.

Frozen Accounts

The Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Small Account Policy

The Funds reserve the right to redeem an account if the value of the shares in a specific Fund is $[X] or less because of redemptions. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the

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shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

HOW TO BUY CLASS I SHARES, CLASS [M] SHARES AND CLASS [N] SHARES

How to Buy Shares

You can open an account and make an initial purchase of shares of the Funds directly from the Funds or through certain financial intermediaries that have entered into appropriate arrangements with the Funds’ Distributor, [X].

To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to the Fund) in the applicable minimum amount, along with a completed and signed Account Application, to Stone Ridge Funds, [X]. To obtain an Account Application, call 1[xxx-xxx-xxxx] or download one from www.[X].com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks.

You may also purchase Fund shares by wire transfer from your bank account to your Fund account. To place a purchase by wire, please call 1-[xxx-xxx-xxxx] for more information.

After you have opened an account, you can make subsequent purchases of shares of the Funds through your financial intermediary or directly from the Funds, depending on where your account is established. To purchase shares directly by mail, send your instruction and a check to [x].
Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. The Funds have authorized certain financial intermediaries (such as broker-dealers, investment advisors or financial institutions) to accept purchase and redemption orders on behalf of the Funds. These financial intermediaries may charge their customers a transaction or service fee. The Funds or your financial intermediary can provide you with information about these services and charges. You should read this prospectus in conjunction with any such information you receive.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.

eDelivery

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in the Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1[x] or visit www.[x].com.

HOW TO REDEEM CLASS I SHARES, CLASS [M] SHARES AND CLASS [N] SHARES

You may normally redeem your shares on any Business Day, i.e., any day during which the NYSE is open for trading. Redemptions of Class I shares, Class [M] shares and Class [N] shares are priced at the NAV per share next determined after receipt of a redemption request in good order by the Funds’ Distributor, the Funds or an authorized agent of the Funds. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions, and will have its own procedures for arranging for redemptions of the Funds’ shares. If you have purchased your Fund shares through a financial intermediary, consult your intermediary for more information.

None of the Funds, the Adviser, the Distributor and the Transfer Agent of the Funds, nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine.

While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to the Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $[X]. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application.

By mail

To redeem by mail, you must send a written request for redemption to the Funds, [x]. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $[50,000] or less. The Transfer Agent cannot send an overnight package to a post office box.

Retirement Accounts

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To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEPIRA, 403(b) or other retirement account by telephone or via the Internet.

Payments of Redemption Proceeds

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Funds intend to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. The Funds intend to pay cash for all shares redeemed, except in cases noted above under the heading “General Redemption Policies,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

By Check.  You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to the Funds, [x].

By ACH Transfer.  If your bank account is ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

By Wire Transfer.  You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Funds for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Funds reserve the right to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to the Funds, [x]. If you elect to have the payment wired to your bank, a wire transfer fee of $[30.00] will be charged by the Funds.

Dividend Reinvestment Program

Dividends and capital gains distributions are automatically reinvested, without sales charges, into any share class of any Fund in which you have an existing account, unless otherwise noted. You may notify the Transfer Agent in writing to:

•	Choose to receive dividends or distributions (or both) in cash; or

•	Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, contact the Transfer Agent by telephone at (xxx) xxx-xxxx.

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Dividends, Distributions and Taxes

It is each Fund’s policy to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. Unless you elect to receive your distributions in cash, your ordinary income and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at NAV calculated as of the payment date. The Funds pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAV of the Funds will be reduced by the amount of the payment.

Each Fund intends to elect and to qualify each year to be treated as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of the Code. To qualify, a Fund must meet certain income, asset diversification and distribution requirements. As a RIC, a Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you and other shareholders. In general, a Fund that fails to distribute at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 of such year (or later if the Fund is permitted to elect and so elects) will be subject to a 4% excise tax on the underdistributed amount.

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distribution of net gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

Long-term capital gain rates have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% brackets - for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, distributions of investment income designated by each Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.

Unless further legislative action is taken, the maximum long-term capital gain rate will increase to 20%, and qualified dividend income will be taxable at ordinary income tax rates, in taxable years beginning on or after January 1, 2013.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Distributions are taxable to you even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). In general, you will be taxed on the distributions you receive from a Fund, whether you receive them as additional shares or in cash. Any gain resulting from the sale or exchange of your shares in a Fund will generally be subject to tax.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. However, the Fund may be able to pass through to you a deduction or credit for such foreign taxes, as further described in the SAI.

In addition, the Funds’ investments in foreign securities or foreign currencies may increase or accelerate the Funds’ recognition of ordinary income and may affect the timing, amount or character of the Funds’ distributions.

Each Fund intends to invest substantially in “event-linked” bonds, which are typically treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes.  Investments by a Fund in a PFIC could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may make elections to avoid the imposition of such

17

taxes.  For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  A Fund also may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  The mark-to-market and QEF elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  In addition, to the extent that a Fund’s mark-to-market loss with respect to a PFIC exceeds its prior inclusions, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss.  Such capital losses will generally be deductible only against capital gains recognized by the Fund in that year or one in future years, but if the Fund does not generate sufficient capital gains from its investments, capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to shareholders.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

In general, dividends (other than capital gain dividends) paid by a Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).  For taxable years beginning on or before December 31, 2011, the Code provided a withholding tax exemption for certain interest-related dividends and short-term capital gain dividends paid to foreign persons; future legislation may extend these provisions to later periods.  Withholding will be imposed on all ordinary dividends beginning in 2014 and on capital gain distributions, redemptions and proceeds from sales of Fund shares beginning in 2015 payable to shareholders that are non-U.S. entities, unless certain disclosures are made by such non-U.S. entities as to any of their direct and indirect U.S. owners.

The discussion above is very general. Please consult your tax adviser about the effect that an investment in a Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have.

By February 15 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. The maximum amount of time the Funds will take to reject or cancel a transaction is [           ]. Shareholders will be notified of the Funds’ intention to restrict exchanges of shares at least 60 days in advance of such action.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. Your Funds’ management team has established procedures to mitigate these risks. Please see “How Fund Share Prices Are Calculated” for more information.

The Funds do not accommodate frequent purchases and redemptions of the Funds’ shares by the Funds’ shareholders. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Funds and their shareholders, the Funds’ management team reserves the right to reject, in their sole discretion, any purchase order (including an exchange from another Fund) from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Funds. If the Funds detect that an investor has made two “material round trips” in any period (as determined by the Adviser), it will generally reject the investor’s future buy orders, including exchange buy orders, involving a Fund. For these purposes, a “round trip” is a purchase or exchange into a Fund followed by a sale or exchange out of a Fund. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on the Funds. Independent of this limit, the Funds may, in their discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions

18

or transactions by registered investment companies that invest in the Funds using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. In making this judgment, accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.

On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. Redemptions meeting these criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus accounts in particular, include multiple investors and typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Funds. Therefore, it becomes more difficult for the Funds’ management team to identify market timing or other abusive trading activities in these accounts, and the Funds’ management team may be unable to eliminate abusive traders in these accounts from a Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Funds’ management team will encourage omnibus account intermediaries to address such trading activity directly.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may place the Funds at a disadvantage.

DISTRIBUTION ARRANGEMENTS

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor, on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Class [M] and Class [N] shares (“distribution fees”) and/or in connection with personal services rendered to Class [M] and Class [N] shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 Plan for each Fund’s Class [M] and Class [N] shares offered in this Prospectus. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Class	Annual Distribution Related and Service Fee
Class [M] Shares	[____]%
Class [N] Shares	[____]%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Payments to Financial Firms

The Funds or the Adviser also may enter into agreements with certain intermediaries under which the Funds make payments to the intermediaries in recognition of the avoided transfer agency costs to the Funds associated with the intermediaries’ maintenance of customer accounts or in recognition of the services provided by intermediaries through mutual fund platforms.  Payments made out of the Funds under such agreements are generally based on either (1) a percentage of the average daily net asset value of the customer shares serviced by the intermediary, up to a set maximum, or (2) a per account fee assessed against each account serviced by such intermediary, up to a set maximum.  These payments are in addition to other payments described in this prospectus such as the distribution

19

and servicing fees paid pursuant to the 12b-1 Plans.

The Adviser and the Fund’s Distributor may make other payments or allow promotional incentives to broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and by other applicable laws and regulations.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its shares have not previously been offered and therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

20

PRIVACY POLICY

Stone Ridge Asset Management LLC’s Commitment to Its Customers2

Stone Ridge Asset Management LLC (“SRAM”) recognizes and respects the privacy expectation of each of its customers.  SRAM believes that the confidentiality and protection of its customers’ non-public personal information is one of its fundamental responsibilities.  This means, most importantly, that SRAM does not sell customers’ non-public personal information to any third parties.  SRAM uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a SRAM affiliated company.

Information SRAM Collects About Its Customers

SRAM collects non-public personal information about its customers from the following sources:

●	Account Applications and Other Forms, which may include a customer’s name and address, social security number or tax identification number, total assets, income, and accounts at other institutions;

●	Account History, which may include information about the transactions and balances in accounts with SRAM; and

●	Correspondence, which may include written, telephonic or electronic communications.

How SRAM Handles Its Customers’ Personal Information

As emphasized above, SRAM does not sell non-public personal information about current or former customers to third parties.  Below are the details of circumstances in which SRAM may disclose non-public personal information to third parties:

●
In order to complete certain transactions or account changes that a customer directs, it may be necessary to provide certain non-public personal information about that customer to companies, individuals, or groups that are not affiliated with SRAM.  For example, if a customer asks SRAM to transfer assets from another financial institution, SRAM will need to provide certain non-public personal information about that customer to the company to complete the transaction.

●
In order to alert a customer to other financial products and services that an SRAM affiliated company offers, SRAM may share non-public personal information it has about that customer with an SRAM affiliated company.

●
In certain instances, SRAM may contract with non-affiliated companies to perform services for SRAM.  Where necessary, SRAM will disclose non-public personal information it has about its customers to these third parties.  For example, SRAM may provide non-public personal information about a customer’s separate account to a qualified brokerage firm in order to enter into futures transactions.  In all such cases, SRAM will provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose.  In addition, SRAM requires these third parties to treat SRAM customers’ non-public information with the same high degree of confidentiality that SRAM does.

●	Finally, SRAM will release non-public information about customers if directed by that customer to do so or if SRAM is authorized by law to do so.

How SRAM Safeguards Its Customers’ Personal Information

SRAM restricts access to information about customers only to those employees who require that information to provide financial products and services to that customer.  SRAM maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its customers’ non-public personal information.

Keeping Its Customers Informed

_______________________________

2 For purposes of this notice, the term “customer” or “customers” includes both individuals who have investments with a SRAM affiliated company and individuals who have provided non-public personal information to a SRAM affiliated company, but did not invest with a SRAM affiliated company.

21

As required by federal law, SRAM will notify customers of SRAM’s Privacy Policy annually.  SRAM reserves the right to modify this policy at any time, but in the event that there is a change, SRAM will promptly inform its customers of that change.

22

USEFUL SHAREHOLDER INFORMATION

Trust. Stone Ridge Trust consists of Stone Ridge Reinsurance Risk Premium Fund and the Stone Ridge High Yield Reinsurance Risk Premium Fund.  The Funds are investment portfolios of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory trust.

Shareholder Reports (when available). Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports include financial statements, a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information. The SAI provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this combined Prospectus.

How to Obtain Additional Information.

●
You can obtain shareholder reports or the SAI (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at (xxx) xxx-xxxx, writing the Fund at Stone Ridge Trust, [                   ], visiting the Funds’ website at www. [      ].com or calling your financial consultant.

●
You may review and copy information about a Fund, including the SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the Fund’s file number.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

How to Reach Stone Ridge Trust

Please send all requests for information or transactions to:

Stone Ridge Trust

[              ]

[              ]

You may contact us by telephone at [                 ].

You can also visit our website at:

www. [      ].com

Distributor

[                  ]

[                  ]

[                  ]

Investment Adviser

Stone Ridge Asset Management LLC

405 Lexington Ave., 55th Floor

New York, NY 10174

Investment Company Act File Number: 811-22761

SUBJECT TO COMPLETION DATED OCTOBER 17, 2012

STONE RIDGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

[   ] [   ], 201[  ]

Stone Ridge Reinsurance Risk Premium Fund		Stone Ridge High Yield Reinsurance Risk Premium Fund
Share Class	Ticker Symbol	Share Class	Ticker Symbol
Class I	[ ]	Class I	[ ]
Class [M]	[ ]	Class [M]	[ ]
Class [N[	[ ]	Class [N[	[ ]

405 Lexington Ave, 55th Floor
New York, NY 10174
(212) 257-4750

Stone Ridge Trust consists of Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Fund”) and Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund” and, together with the Reinsurance Fund and the other series of Stone Ridge Trust, established from time to time, the “Funds” and each, a “Fund”).

Each of the Funds is an investment portfolio of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated [          ], 201[ ], as supplemented from time to time (the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus.  A copy of the Prospectus may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone number, listed above.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Stone Ridge Trust

Stone Ridge Reinsurance Risk Premium Fund

Stone Ridge High Yield Reinsurance Risk Premium Fund

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
Investment Objectives of the Funds
Investment Strategies and Risks of the Funds
Additional Investment Strategies and Risks of the Funds
Investment Restrictions
Portfolio Turnover

DISCLOSURE OF PORTFOLIO HOLDINGS

MANAGEMENT OF THE FUNDS
Board of Trustees
Officers of the Trust

PROXY VOTING POLICIES AND PROCEDURES

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

INVESTMENT ADVISORY AND OTHER SERVICES

REVENUE SHARING

PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

COMPUTATION OF NET ASSET VALUE

TAX STATUS

PORTFOLIO TRANSACTIONS AND BROKERAGE

DESCRIPTION OF THE TRUST

APPENDIX A – Securities Ratings

APPENDIX B - Proxy Voting Policies and Procedures

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The Prospectus discusses the investment objectives of the Reinsurance Fund and the High Yield Reinsurance Fund, as well as the primary strategies they employ to achieve those objectives.  Each Fund is an investment portfolio of Stone Ridge Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust on September 28, 2012.  The discussion below supplements the information set forth in the Prospectus under the “Investment Objective” and “Principal Investment Strategies” sections.  References herein to the “Adviser” shall mean Stone Ridge Asset Management LLC.

Investment Objectives of the Funds

Reinsurance Fund.  The Reinsurance Fund’s investment objective is to seek long-term capital appreciation.

High Yield Reinsurance Fund.  The High Yield Reinsurance Fund’s investment objective is to seek long-term capital appreciation.

There is no assurance that a Fund’s investment objective will be achieved.  Additionally, since each Fund’s investment objective has been adopted as a non-fundamental investment policy, a Fund’s investment objective may be changed without a vote of shareholders.

Investment Strategies and Risks of the Funds

Reinsurance Fund.  Under normal circumstances, the Fund will invest at least 80% of its net assets in reinsurance-related securities. Reinsurance-related securities generally include: (1) event-linked bonds, event-linked swaps, industry-loss warrants (“ILWs”) and quota shares and (2) equity securities and the derivatives of equity securities of companies in the reinsurance industry.  As of the date of this prospectus the median yield of event-linked bonds is approximately [X]%.  The Fund expects to invest broadly in reinsurance-related securities across the yield spectrum.  The median yield will change due to market circumstance.

High Yield Reinsurance Fund.  Under normal circumstances, the Fund will invest at least 80% of its net assets in reinsurance-related securities and will invest at least 80% of its net assets in high yield, high risk fixed income securities.  Reinsurance-related securities generally include: (1) event-linked bonds, event-linked swaps, ILWs and quota shares and (2) equity securities and the derivatives of equity securities of companies in the reinsurance industry.  As of the date of this prospectus the median yield of event-linked bonds is approximately [X]%.  The Fund expects to invest broadly in reinsurance-related securities across the yield spectrum, but will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield).  The median yield will change due to market circumstance.

Additional Information About Event-Linked Bonds. Event-linked bonds are fixed income securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake or hurricane of a specific magnitude.  In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs prior to a bond's maturity, a Fund may lose all or a portion of its principal.  If the trigger event(s) does not occur, a Fund will recover its principal plus interest. Each Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments.  ILWs are tied to trigger events related to losses suffered by an industry generally (i.e. insurance), rather than a specific trigger event(s) tied to a specific geographic area.  An ILW would entitle a Fund to a premium paid by the sponsor in exchange for a Fund’s commitment to provide a specified dollar amount of protection against an industry loss exceeding a specified dollar amount.  Quota shares are a form of proportional reinsurance in which a Fund participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage.  For example, under a 20% quota-share agreement, a Fund would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, up to the total amount invested.  Under normal circumstances, each Fund intends to invest substantially all its assets in reinsurance-related securities, but retains the flexibility to invest at times in other securities, including U.S. Government securities, cash and cash equivalents.

Event-linked bonds are issued by government agencies, insurance companies, reinsurers, special purpose vehicles or other U.S. or non-U.S. entities.  Typically, event-linked bonds are issued by non-U.S. special purpose vehicles sponsored by insurance, reinsurance or other companies. The sponsoring company agrees to pay the special purpose vehicle a fixed stream of payments in return for an obligation to cover liabilities related to the occurrence of a specified trigger event(s).  In order to fund its obligation, the special purpose vehicle issues event-linked bonds.  The bonds obligate the special purpose vehicle to pay bond investors an amount as interest consisting of the fixed stream of payments and a floating rate of interest which the vehicle earns by investing principal. The interest rate typically is based on an available, floating, short-term rate such as LIBOR or Treasury (“T-Bill”), plus a margin, or “spread,” above that.  If the specified trigger event(s) does not occur prior to maturity, the investor will recover principal plus interest.  Interest typically accrues and is paid on a quarterly basis.  Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond.  If the specified trigger event(s) occurs, however, the special purpose vehicle uses some (or all) of the principal to meet its obligation to the sponsoring company.  In that case, the vehicle's obligation under the bonds to pay interest or repay principal is reduced or eliminated.

Trigger events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss caused by the event, together with a method to measure such loss.  In order for a trigger event to be deemed to have occurred, each of the three criteria must be satisfied while the bond is outstanding.  The Funds have no limit as to the types of events, geographic areas or thresholds of loss referenced by event-linked bonds in which they can invest.  Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss.  Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods.  Non-natural perils include disasters resulting from human activity such as commercial and industrial accidents or business interruptions.  Some event-linked bonds reference only a single event.  Other event-linked bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy this criteria.  Or, an event-linked bond may not specify a particular peril.  In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred.  For example, certain event-linked bonds, commonly referred to as "mortality" bonds (discussed further below), have trigger events that are deemed to occur if a specific number of deaths occur in an identified geographic area regardless of the peril which caused the loss of life.

Geographic areas identified by event-linked bonds range broadly in scope.  A limited number of event-linked bonds do not identify a geographic area, meaning that the event can occur anywhere.  The majority of event-linked bonds relate to events occurring within the United States (or a single state or group of states within the United States), Europe (or a single European country) or Japan.

Event-linked bonds also identify a threshold of physical or economic loss.  The trigger event is deemed to have occurred only if the event meets or exceeds the specified threshold of physical or economic loss.  Some event-linked bonds base loss on payments actually made by a specific insurance company.  Other event-linked bonds base loss on modeled payments (for a single, hypothetical insurer or across the insurance industry) or on readings of scientific instruments.  Some event-linked bonds utilize a combination of the aforementioned thresholds.

●
Indemnity triggers.  Indemnity triggers are based on losses paid and reserved for by an identified insurance company.  Generally the identified company sponsored the special purpose vehicle issuing the event-linked bonds.  The trigger event would be considered to have occurred only if that company's losses on catastrophic insurance claims exceeded a certain threshold of insured claims.  If the company's losses (paid and reserved for) were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the Funds would be entitled to recover their principal plus accrued but unpaid interest.  Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies.  In addition, event-linked bond investors are dependent upon the company's ability to estimate and settle catastrophe claims in a manner that would not be disadvantageous to investors' interests.

●
Index triggers.  Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company's insurance claims-handling practices and potential information barriers.  However, index triggers generally pose a higher risk (a lower loss threshold) on event-linked bond investors than indemnity triggers, and investors are dependent upon the accuracy of the models and other information received from reporting services used to calculate the loss or metric.  Index triggers follow one of the three broad approaches: modeled-loss, industry-loss and parametric.

	●	Modeled-Loss. Modeled-loss triggers are based upon a catastrophe-modeling firm's database estimate of a hypothetical company's losses based on a model policy portfolio.

●
Industry-Loss.  Industry loss triggers are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe.  Estimates are derived from a reporting service, such as Property Claim Services.

●
Parametric.  Parametric triggers are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed of a hurricane, as measured from a pre-determined location, or magnitude of an earthquake, as measured from a pre-determined location).

●
Hybrid triggers.  Hybrid triggers involve more than one metric of physical or economic loss in a single event-linked bond transaction.  For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company's overall market share, and then applied to the industry-loss index associated with the qualifying event to determine any principal reduction.  Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

The Funds may invest in event-linked bonds in one or more of three ways:  the Funds may purchase event-linked bonds when initially offered; the Funds may purchase event-linked bonds in the secondary, over-the-counter market; or the Funds may gain indirect exposure to event-linked bonds using derivatives.  As the market for event-linked bonds evolves, the Funds expect to participate in that market and to include new types of event-linked bond offerings in their portfolios. Each Fund will also invest in other event-linked securities, including but not limited to, industry loss warrants (sometimes referred to as “ILWs”) and quota shares, which operate similar to event-linked bonds in that they are tied to the non-occurrence of particular trigger events but are different in certain other respects.

The Funds may invest in securities issued by foreign sovereigns or by U.S. or foreign entities that are corporations, partnerships, trusts or other types of business entities.  Each Fund has no limit as to the maturity of fixed-income securities and event-linked bonds in which it invests or as to the market capitalization of the issuer.  The Funds may invest in event-linked bonds and fixed income securities of any credit rating, including those rated below investment grade (commonly referred to as “junk bonds”) or, if unrated, determined by the Adviser, to be of comparable quality.  With respect to event-linked bonds, the rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal.  The rating also assesses the event-linked bond’s credit risk and the model used to calculate the probability of the trigger event(s).  In addition to ratings issued by rating agencies, event-linked bonds are issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”).  A risk model is created based on historical data and averages and used to inform investors and others on the potential impact of a wide variety of catastrophic events.  The Adviser will consider these risk models in choosing portfolio investments.

When selecting event-linked bonds for investment, the Adviser evaluates the evolving universe of event-linked bonds by performing its own analysis based on quantitative and qualitative research or by requesting other market participants to identify event-linked bonds that meet criteria determined by the Adviser.  The Adviser may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources.  The Adviser then uses quantitative and qualitative analysis to select appropriate event-linked bonds within each trigger event category.  The Adviser’s qualitative and quantitative analysis may consider various factors, such as trigger transparency, sponsor basis risk, call provisions, moral hazard, and correlation with other investments, and will also guide the Adviser in determining the desired allocation of event-linked bonds by trigger event category and in different regions.  The Adviser seeks to diversify each Fund's portfolio by investing in securities with different types of trigger events.  The Adviser will continue to monitor the risk of each Fund’s investments on a regular basis.

Longevity and Mortality Bonds.  The Funds may invest in both longevity bonds and mortality bonds, which are fixed-income securities, typically issued by special purpose vehicles created by life insurance companies, annuity providers and pension obligors, to hedge “longevity risk” and “mortality risk”, respectively, faced by those entities.

Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated.  Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated.  Such risks are among the most significant faced by life insurers, annuity providers and pension funds because changes in longevity or mortality rates can significantly affect the liabilities and cash needs of those entities.  The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level.  If longevity is higher than expected, the bond will return less than its par amount at maturity, and could return no principal at maturity.  Other types of longevity bonds may provide that if the actual average longevity of two separate populations of people observed over a specified period of time diverge by more than a specified amount, the bonds will pay less than their par amount at maturity.  A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level.  Some mortality bonds, often referred to as “extreme mortality bonds” contain remote event triggers, which provide that the bonds will lose principal only if the mortality rate of the specified population is substantially higher than the expected level.

During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors.  Longevity bonds and mortality bonds purchased by the Funds involve the risk that the Adviser may incorrectly predict the actual level of longevity or mortality, as applicable, for the reference population of people, and the Funds will lose all or a portion of the amount of their investment in the bond.  With respect to mortality bonds held by the Funds, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations and in the Funds losing all or a portion of their investment in the bond.

Borrowing and Leverage.  Each Fund may obtain leverage through borrowings in seeking its investment objective. A Fund’s borrowings, which would be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. A Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The Investment Company Act of 1940, as amended (the “1940 Act”) requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.

Under the 1940 Act, a Fund may not incur indebtedness unless immediately after it incurs debt it has "asset coverage" of at least 300% of the aggregate outstanding principal amount of the indebtedness.  A Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations reduce its asset coverage to less than 300%.  Lenders to a Fund will have preference over the Fund's shareholders as to payments of interest and repayments of principal on amounts that a Fund borrows and preference to a Fund's assets in the event of its liquidation.  Lending agreements may grant the lenders certain voting rights if a Fund defaults in the payment of interest or principal on the loan.  Borrowing will cost a Fund interest expense and other fees.  The cost of borrowing may reduce each Fund's return.

The value of your investment may be more volatile and other risks tend to be compounded if a Fund borrows or uses derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of a Fund's underlying assets or creates investment risk with respect to a larger pool of assets than a Fund would otherwise have. Engaging in such transactions may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

For all securities that give rise to an obligation on the part of the Funds to repay an obligation, the Funds will establish and maintain segregated accounts to cover such obligations as agreed upon with the counterparty and consistent with any regulatory requirements under the 1940 Act.

Other Debt Investments. As part of their respective regular investment programs, the Funds can invest in debt investments other than event-linked bonds. The Funds may invest in debt securities of U.S. or foreign issuers.  These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade.  The Funds have no limits as to the maturity of debt securities in which each Fund invests or as to the market capitalization range of the issuers.

Corporate Debt Obligations. The Funds can purchase debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or other business entities.  Debt securities purchased by a Fund may be subordinate to other liabilities of the issuer.  If a borrower becomes insolvent, the borrower's assets may be insufficient to meet its obligations to the holders of its subordinated debt.

U.S. Government Securities.  These are securities issued or guaranteed by the U.S. Treasury, other government agencies or federally-charted corporate entities referred to as "instrumentalities." The obligations of U.S. Government agencies or instrumentalities in which the Funds may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States.  "Full faith and credit" means generally that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.  If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment.  The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

U.S. Treasury Obligations.  These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued).  Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal.  The Funds can also buy U.S. Treasury securities whose interest coupons have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

The U.S. Treasury securities called "TIPS" are designed to provide an investment that is not vulnerable to inflation.  The interest rate paid by TIPS is fixed.  The principal value rises or falls semi-annually based on changes in the published Consumer Price Index.  If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the U.S. Government. Some are supported by the full faith and credit of the United States, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes") and Federal Home Loan Mortgage Corporation obligations ("Freddie Macs"). Others are supported only by the credit of the entity that issued them. Securities issued by Fannie Mae and Freddie Mac are also supported by commitments from the U.S. Treasury to purchase certain of those agencies' securities during market conditions in which the U.S. Treasury deems it necessary for the promotion of market stability.  In September 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship.  The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a preferred stock purchase agreement. Under the preferred stock purchase agreement, the Treasury will ensure that each company maintains a positive net worth

Zero-Coupon U.S. Government Securities.  The Funds can buy zero-coupon U.S. Government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their interest coupons or certificates representing interests in those stripped debt obligations and coupons.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer.  The discount typically decreases as the maturity date approaches.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise.  When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions or allocations to shareholders before it receives any cash payments on the zero-coupon investment.  To generate cash to satisfy those requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Other Zero-Coupon Securities.  The Funds may buy zero-coupon and delayed interest securities, and "stripped" securities of U.S. and foreign corporations and of foreign government issuers.  These are similar in structure to zero-coupon and "stripped" U.S. Government securities, but in the case of foreign government securities may or may not be backed by the "full faith and credit" of the issuing foreign government.  Zero-coupon securities issued by foreign governments and by corporations will be subject to greater credit risks than U.S. Government zero-coupon securities.

Other "Stripped" Securities.  In addition to buying stripped Treasury securities, the Funds can invest in stripped mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments.  These are a form of derivative investment.

Mortgage securities may be partially stripped so that each class receives some interest and some principal.  However, they may be completely stripped.  In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass-through certificates or collateralized mortgage obligations (CMOs).

The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

Other Floating Rate and Variable Rate Obligations.  The Funds can invest in debt securities other than event-linked bonds that have floating or variable interest rates. Those variable rate obligations may have a demand feature that allows a Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as the Prime Rate, the 91-day U.S. Treasury Bill rate, or some other standard.  The instrument's rate is adjusted automatically each time the base rate is adjusted.  The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity.

Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. The Funds can also buy step-coupon bonds that have a coupon rate that changes periodically during the life of the security on pre-determined dates that are set when the security is issued.

Money Market Instruments. The Funds can invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes.  Money market instruments may have fixed, variable or floating interest rates.  Examples of money market instruments include obligations issued or guaranteed by the U.S. Government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers' acceptances; commercial paper; and variable amount master demand notes.

Preferred Stocks.  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation.

Derivatives

The Funds can invest in a variety of derivative investments, including swaps, "structured" notes, convertible notes, options, forward contracts and futures contracts, to seek income or for hedging purposes. The use of derivatives requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management.  If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, the use of derivatives may reduce a Fund's return.

Although it is not obligated to do so, each Fund can use derivatives to hedge.  A Fund can use hedging to attempt to protect against declines in the market value of that Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons.  The Funds can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Funds would normally seek to purchase the securities and then terminate that hedging position. The Funds might also use this type of hedge to attempt to protect against the possibility that their portfolio securities would not be fully included in a rise in value of the market.

Some of the hedging strategies the Funds can use are described below.  The Funds may employ new hedging strategies when they are developed, if those investment methods are consistent with the Funds' investment objectives and are permissible under applicable regulations governing the Funds.

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"Structured" Notes. The Funds can invest in "structured" notes, which are specially-designed derivative debt investments whose principal payments or interest payments are linked to the value of an underlying asset, such as an equity or debt security, currency, or commodity, or non-asset reference, such as an interest rate or index. The terms of the instrument may be "structured" by the purchaser (the Funds) and the borrower issuing the note.

The values of these notes will fall or rise in response to changes in the values of the underlying asset or reference and the Funds might receive less principal or interest if the underlying asset or reference does not perform as anticipated.  In some cases, these notes may pay an amount based on a multiple of the relative change in value of the asset or reference.  This type of note offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

The values of these notes are also subject to both credit risk (if the counterparty fails to meet its obligations) and interest rate risk and therefore the Funds could receive more or less than they originally invested when a note matures.  The prices of these notes may be very volatile and they may have a limited trading market, making it difficult for the Funds to value them or sell them at an acceptable price.

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Swaps.  The Funds may enter into swap agreements, including interest rate, total return, credit default and volatility swaps.  Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index.  The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset or reference.  The Funds may enter into swap agreements to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from ownership of a particular security or instrument.  The Funds will identify liquid assets on the Funds' books (such as cash or U.S. Government securities) to cover any amounts they could owe under swaps that exceed the amounts they are entitled to receive, and they will adjust that amount daily, as needed.

The Funds may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party.

The use of swap agreements by the Funds entails certain risks. The swaps market is generally unregulated.  There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments and may be considered illiquid by the Funds.  Swap agreements entail credit risk arising from the possibility that the counterparty will default.  If the counterparty defaults, the Funds' loss will consist of the net amount of contractual payments that the Funds have not yet received.  The Adviser will monitor the creditworthiness of counterparties to the Funds' swap transactions on an ongoing basis. The Funds' successful use of swap agreements is dependent upon the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Swap agreements may effectively add leverage to a Fund's portfolio because such Fund would be subject to investment exposure on the notional amount of the swap.

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Interest Rate Swaps.  The Funds may enter into interest rate swaps. In an interest rate swap, a Fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments.  There is a risk that, based on movements of interest rates, the payments made by a Fund under a swap agreement will be greater than the payments it receives.

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Total Return Swaps.  The Funds may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references.  Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Advisers.

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Credit Default Swaps. The Funds may enter into credit default swaps.  A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower's or issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring.  The Funds may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer.  The Funds may enter into credit default swaps, both directly ("unfunded swaps") and indirectly ("funded swaps") in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or on a basket of securities.

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If a Fund buys credit protection using a credit default swap and a credit event occurs, that Fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond.  If a Fund sells credit protection using a credit default swap and a credit event occurs, that Fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond.  If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

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Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that a Fund will not properly assess the cost of the instrument based on the lack of transparency in the market.  If a Fund is selling credit protection, there is a risk that a credit event will occur and that such Fund will have to pay par value on defaulted bonds.  If a Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.  In addition, if a Fund is buying credit protection and a credit event does occur, there is a risk when the Fund does not own the underlying asset, that the Fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.

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Volatility Swap Contracts.  The Funds may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes.  For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period.  Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility of the underlying asset or reference.

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Swap Options and Swap Forwards.  The Funds also may enter into options on swaps as well as forwards on swaps.  A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement on pre-designated terms. The Funds may write (sell) and purchase put and call swap options. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap.  A Fund generally will incur a greater risk when it writes a swap option than when it purchases a swap option.  When a Fund purchases a swap option it risks losing only the amount of the premium they have paid if the Fund lets the option expire unexercised.  When a Fund writes a swap option it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

Futures. The Funds can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures"), broadly-based securities indices ("stock index futures" and "bond index futures"), foreign currencies, commodities and an individual stock ("single stock futures").

A broadly-based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the securities included in the index and its value fluctuates in response to the changes in value of the underlying securities. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

No money is paid or received by the Funds on the purchase or sale of a future. Upon entering into a futures transaction, the Funds will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with each Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on a Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Funds can buy and sell exchange-traded and over-the-counter put options ("puts") and call options ("calls"), including index options, securities options, currency options, commodities options and options on futures.

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Writing Call Options.  The Funds may write (that is, sell) calls.  If a Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. There is no limit on the amount of a Fund's total assets that may be subject to covered calls a Fund writes.

When a Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The

Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specific multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case, the Fund would keep the cash premium.

The Funds' custodian bank, or a securities depository acting for the custodian, will act as the Funds' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Funds have written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Funds enter into a closing transaction.

When a Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (i.e., the option is "in the money"). When a Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the market-to-market value of the underlying security, unless the option is subject to a buy-back agreement with the executing broker.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." That Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Funds may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, a Fund must cover the call by segregating an equivalent dollar amount of liquid assets as identified in the Fund's books. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would a Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position.

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Writing Put Options. The Funds may write (that is, sell) put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. A put must be covered by segregated liquid assets.

If a Fund writes a put, the put must be covered by liquid assets identified in the Fund's books. The premium a Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, a Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

If a put a Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once a Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

A Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit a Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. A Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes.

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Purchasing Puts and Calls. The Funds may purchase call options.  When a Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

A Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If a Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

A Fund can buy puts whether or not it owns the underlying investment. When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on an investment a Fund does not own (such as an index or a future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Buying a put on securities or futures a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

When a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

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Buying and Selling Options on Foreign Currencies. The Funds can buy and sell exchange-traded and over-the-counter put options and call options on foreign currencies.  The Funds could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities a Fund wants to acquire.

If the Adviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

The Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by maintaining cash, U.S. Government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

Risks of Hedging with Options and Futures. The use of hedging strategies requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

A Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within each Fund's control, holding a put might cause a Fund to sell the related investments for reasons that would not exist in the absence of the put.

A Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by a Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of a Fund's securities. For example, it is possible that while a Fund has used derivative instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, a Fund would lose money on the derivative instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the derivative instruments are based.

The risk of imperfect correlation increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, a Fund might use derivative instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Funds can use derivative instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline. If a Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the securities purchased.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that a Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A Fund can also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Funds own or intend to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, a Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When a Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When a Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

A Fund will cover its short positions in these cases by identifying on its books assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. A Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, a Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, a Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency a Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative a Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, each Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to one Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Regulatory Aspects of Certain Derivative Instruments. The Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. [The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA").] [The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment adviser (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.]

Transactions in options by the Funds are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Funds may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Funds (or an advisor that is an affiliate of the Funds' Adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the 1940 Act, when a Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Derivative Instruments Risks. Certain foreign currency exchange contracts in which the Funds may invest are treated as "Section 1256 contracts" under the Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Funds at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. An election can be made by the Funds to exempt those transactions from this mark-to-market treatment.

Certain forward contracts the Funds enter into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Funds on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Code, the following gains or losses are treated as ordinary income or loss:

(1)
gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and

(2)
gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

Credit Risk.  Debt securities are subject to credit risk.  Credit risk is the risk that the issuer of a debt security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares might fall. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities. While the Fund's investments in U.S. Government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to higher risks of default.  There is a risk that the issuer of an event-linked bond will fail to make interest payments, whether in whole or in part.  The sponsoring entity may default on its obligation to make payments to the issuer or the issuer's investment of principal may not perform as expected.  Because most event-linked bond issuers currently are structured to be bankruptcy remote vehicles, it is unlikely that the Funds would lose their entire investment in an event-linked bond if the applicable trigger event(s) never occurs.  However, there can be no assurance that issuers of event-linked bonds in which the Funds may invest in the future will be structured in a similar manner or that a court would uphold the intended bankruptcy remote characterization of the structure.  If an issuer of an event-linked bond that is issued in the future is structured in a different manner, it may be possible that a  Fund would lose its entire investment in an event-linked bond even though the applicable trigger event(s) never occurs.

●
Special Credit Risks of Lower-Grade Securities.  The Funds can invest without limit in debt obligations that are below investment grade if the Adviser believes it is consistent with a Fund's investment objective.  Investment-grade securities are securities rated at least "Baa" by Moody's, at least "BBB" by S&P or Fitch, Inc., or that have comparable ratings by another nationally-recognized statistical rating organization ("NRSRO").  Because lower-quality securities tend to offer higher yields than investment-grade securities, the Funds may invest in lower-grade securities to try to achieve higher income.  In general, lower-grade securities are subject to credit risk to a greater extent than higher-quality investments.  While securities rated "Baa" by Moody's or "BBB" by S&P or Fitch are investment grade, those securities may be subject to interest rate and credit risks, and have some speculative characteristics.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of debt instruments resulting from the inverse relationship between price and yield.  For fixed rate debt securities, an increase in prevailing interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, investments having longer maturities are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.  The Funds do not have investment policies establishing specific maturity ranges for their investments, and they may be within any maturity range (short, medium or long) depending on the Adviser's evaluation of investment opportunities available within the debt securities markets.

Because the interest rates on floating rate bonds adjust periodically to reflect current market rates, falling short-term interest rates should tend to decrease the income payable to the Funds on their floating rate investments and rising rates should tend to increase that income. However, investments in floating rate and variable rate obligations should also mitigate the fluctuations in the Funds’ net asset values during periods of changing interest rates, compared to changes in values of fixed-rate debt securities. Nevertheless, changes in interest rates can affect the value of a Fund's floating rate investments, especially if rates change sharply in a short period, because the resets of the interest rates on the investments occur periodically and will not all happen simultaneously with changes in prevailing rates. Having a shorter average reset period for their portfolio of investments may help mitigate that risk.

Foreign Securities.  The Funds can invest in foreign securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities issued or guaranteed by governments other than the U.S. Government or issued by foreign supra-national entities.

Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

Investments in foreign securities may also offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities.  Some of these additional risks are:

o	reduction of income by foreign taxes;
o	fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage) or due to currency devaluation;
o	transaction charges for currency exchange;
o	lack of public information about foreign issuers;
o	lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o	less volume on foreign exchanges than on U.S. exchanges;
o	greater volatility and less liquidity on foreign markets than in the U.S.;
o	less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o	greater difficulties in commencing lawsuits;
o	higher brokerage commission rates than in the U.S.;
o	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

o	possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and
o	unfavorable differences between the U.S. economy and foreign economies.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in securities of foreign issuers that appear to offer high income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets.

Foreign Government Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Funds may buy securities issued by certain supra-national entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings.  A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income.  There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Subject to the limits under the 1940 Act, the Funds may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Funds may invest in may also be considered PFICs.

Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Funds make every effort to ensure compliance with federal tax reporting of these investments, however a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

Because the Funds can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income a Fund has available for distribution.  Because a portion of each Fund's investment income may be received in foreign currencies, each Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore each Fund will absorb the cost of currency fluctuations. After each Fund has distributed income, subsequent foreign currency losses may result in a Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

Liquidity and Restricted Securities.  Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as "illiquid" securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.  Restricted securities, which include Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that qualified institutional buyers become for a time uninterested in purchasing these securities, they will become illiquid while held by the Fund.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the securities might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, if those securities have been determined to be liquid by the Adviser under Board-approved guidelines. Those guidelines take into account the trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Equity Securities. The Funds can invest in securities other than debt securities, including certain types of equity securities of both foreign and U.S. companies, if such investments are consistent with a Fund's investment objective.  Those equity securities include common stocks, preferred stocks (described above), rights and warrants, and securities convertible into common stock.  Certain equity securities may be purchased because they may provide dividend income.

●
Convertible Securities.  While some convertible securities are a form of debt security, in certain cases their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents."  As a result, the rating assigned to the security has less impact on the Adviser's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities.  Convertible securities are subject to the credit risks and interest rate risks of debt securities described above.

The value of a convertible security is a function of its "investment value" and its "conversion value."  If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise.  If the conversion value exceeds the investment value, the security will behave more like an equity security.  In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

●
Rights and Warrants.  The Funds can hold warrants or rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time.  Their prices do not necessarily move parallel to the prices of the underlying securities.  Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

●
Risks of Investing in Stocks.  Stocks fluctuate in price, and their short-term volatility at times may be great.  To the extent that a Fund invests in equity securities, the value of that Fund's portfolio will be affected by changes in the stock markets. Market risk can affect the Funds' net asset value per share, which will fluctuate as the values of the Funds' portfolio securities change.  The prices of individual stocks do not all move in the same direction uniformly or at the same time.  Different stock markets may behave differently from each other.

Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Funds can invest in securities of large companies and mid-size companies, but may also hold stocks of small companies, which may have more volatile stock prices than stocks of larger companies.

Non-Diversification.  The Funds are classified as a "non-diversified" fund under the 1940 Act. Accordingly, the Funds may invest a greater portion of their assets in the securities of a single issuer than if it were a "diversified" fund. That means that each Fund can invest in the securities of a single issuer without limit.  To the extent that a Fund invests a higher percentage of its assets in the securities of a single issuer or a limited number of issuers, such Fund is more subject to the risks associated with and developments affecting that issuer than a fund that invests more widely.

Securities Lending. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, United States Government securities or other appropriate securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus any accrued interest.  While such securities are on loan, the borrower pays the applicable Fund any dividends or income received on the securities loaned and has the right to vote the securities on any matter in which the securities are entitled to be voted.  Loans may be terminated by the lending Fund or the borrower and shall be affected according to the standard settlement time for trades in the particular loaned securities.  Borrowed securities must be returned to the lending Fund when a loan is terminated.  If a loan is collateralized by U.S. Government securities or other non-cash collateral, the lending Fund receives a fee from the borrower.  If a loan is collateralized by cash, the lending Fund typically invests the cash collateral for its own account in short-term, interest-bearing securities and pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral.  Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund.  A Fund may incur custodial fees and other costs in connection with loans.  In addition, the Funds’ lending agent receives a fixed fee from the Funds, representing a percentage of the securities loaned.  Each Fund may, in the future, appoint and pay compensation to additional securities lending agents. Each Fund will loan no more than one-third of its total assets.

In lending their portfolio securities, the Funds consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and the Funds will not make any loans for terms in excess of one year.  The Funds will recall a loaned security in order to vote the shares on a material proxy issue.  None of the Funds will lend its portfolio securities to any director, trustee, officer, employee, or any other “affiliated person” (as defined in the 1940 Act) of the Trust, the Adviser, [                          ], the Funds’ administrator (the “Administrator”), or [                          ], the Funds’ distributor (the “Distributor”), unless permitted by applicable law.

Investment in Other Investment Companies. The Funds can invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments.  The Funds cannot invest in other investment companies in reliance on paragraph (F) or (G) of section 12(d)(1) of the 1940 Act.  The Funds can invest, for example, in exchange-traded funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange.  The Funds might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the exchange-traded funds' portfolio, at times when the Funds may not be able to buy those portfolio securities directly.

The shares of other investment companies may fluctuate in price and may be worth more or less when a Fund sells them.  Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the 1940 Act.  The Funds do not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges.  As a shareholder of an investment company, a Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses.  The Funds do not anticipate investing a substantial amount of their net assets in shares of other investment companies.

Additional Investment Strategies and Risks of the Funds

Repurchase Agreements. The Funds can acquire securities subject to repurchase agreements. They might do so for liquidity purposes to meet anticipated redemptions of Fund shares, pending the investment of the proceeds from sales of Fund shares, pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

In a repurchase transaction, a Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date.  The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.  Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Adviser from time to time.

The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days may be deemed to be illiquid investments.  There is no limit on the amount of each Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

Repurchase agreements, considered "loans" under the 1940 Act, are collateralized by the underlying security.  Each Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Adviser will monitor the vendor's creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

The Funds may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The Funds can use reverse repurchase agreements on debt obligations they own, as a cash management tool, but not as a means of leveraging investments. Under a reverse repurchase agreement, a Fund sells an underlying debt obligation and simultaneously obtains the commitment of the purchaser to sell the security back to the Fund at an agreed-upon price at an agreed-upon date. The Fund will identify on its books liquid assets in an amount sufficient to cover its obligations under reverse repurchase agreements, including interest, until payment is made to the seller. Before a Fund enters into a reverse repurchase agreement, the Adviser must be satisfied that the seller, typically a bank or broker-dealer, is creditworthy.

These transactions involve the risk of default or insolvency by the buyer. An additional risk is that the market value of the securities sold by a Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. These agreements will be considered borrowings by a Fund and will be subject to the asset coverage requirement under the Funds' policy on borrowing discussed elsewhere in this SAI.

"When-Issued" and "Delayed-Delivery" Transactions.  The Funds may invest in securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" (or "forward-commitment") basis.  "When-issued" and "delayed-delivery" are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the securities take place at a later date.  The securities are subject to change in value from market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price.  For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Fund. During the period between purchase and settlement, a Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

The Funds may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into.  When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction.  Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage.  Although a Fund's purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement.  If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value.  In a sale transaction, it records the proceeds to be received.  Each Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When-issued and delayed-delivery transactions can be used by the Funds as a defensive technique to hedge against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

Bank Loans. Each Fund may invest in bank loans.  By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower.  A Fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan.  A Fund also may purchase loans by assignment from another lender.  Many loans are secured by the assets of the borrower, and most impose restrictive covenants that must be met by the borrower.  These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower.  Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan).  The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate.  In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.  The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV.  Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate.  In selecting the loans in which a Fund will invest, however, the Adviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers.  The Adviser’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates.  The Adviser generally will not have access to non-public information to which other investors in syndicated loans may have access.  Because loans in which a Fund may invest generally are not rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on the Adviser’s, and the original lending institution’s, credit analysis of the borrower.  Investments in loans may be of any quality, including “distressed” loans, and will be subject to a Fund’s credit quality policy.  The loans in which a Fund may invest include those that pay fixed rates of interest and those that pay floating rates - i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Investing directly in loans or other direct debt instruments exposes a Fund to various risks similar to those borne by a creditor.  Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral.  Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation.  Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the Securities and Exchange Commission (“SEC”).  In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary.

Financial Institutions and Government Regulation.

The collapse of various large financial institutions and investment funds across the globe and widespread related losses have resulted in an ongoing severe liquidity crisis throughout the global credit markets during the last several years.  Sectors of the credit markets continue to experience difficulty including the collateralized mortgage-backed securities and leveraged finance markets, along with various other areas of consumer finance.  The lack of transparency and reliable pricing of assets has resulted in some investors withdrawing from the markets for asset-backed securities and related securities.  The resulting lack of liquidity has become sufficiently widespread to cause credit issues in areas of the capital markets that have limited exposure to subprime mortgages and has prompted central banks in the United States, the European Union, the United Kingdom and elsewhere to take action to attempt to ease these liquidity issues and has also resulted in the United States experiencing a broad and ongoing economic recession.  Delinquencies and losses with respect to certain of these asset types, such as auto loans, have increased and may continue to increase.  High unemployment and the continued lack of availability of credit may lead to increased default rates on the collateral underlying many of these securities. As a result, this may adversely affect the performance and market value of a Fund.

If a perception develops that there is or in the future could be renewed regulatory focus on participants who benefit from their participation in any U.S. government-sponsored program, or attempts by legislative and/or regulatory bodies to impose new restrictions and/or taxes and penalties on such participants, possibly even with retroactive effect, then a Fund’s position in such securities may be compromised.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), which was signed into law in July 2010, has resulted in significant revisions of the U.S. financial regulatory framework.  The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial systematic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans.  The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Funds invest may also be affected by the new legislation and regulation in ways that are currently unforeseeable.  Governments or their agencies also may acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Investment in Relatively New Issuers.  Each Fund intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned. Such companies also may lack sufficient resources, may be unable to generate internally the funds necessary for growth and may find external financing to be unavailable on favorable terms or even totally unavailable. Those companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses. The securities of such issuers may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investors who invest in such issuers trade the same securities when a Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be the case.

Treasury Obligations. Treasury obligations may differ from other issuances in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a Fund’s Treasury obligations to decline. On August 5, 2011, S&P downgraded U.S. Treasury securities from AAA rating to AA+. A downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and generally have a substantial negative effect on the U.S. economy. A downgrade of Treasury securities from another ratings agency or a further downgrade beyond AA+ rating by S&P may cause the value of a Fund’s Treasury obligations to decline.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock.  Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury.  Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond.  The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock.  The dividend rate on other preferred stocks, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates.  The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer.  Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement.  No redemption can occur if full cumulative dividends are not paid.  Although the dividend rates on adjustable and auction preferred stocks generally are adjusted or reset frequently, the market values of these preferred stocks still may fluctuate in response to changes in interest rates.  Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached.

Investment Restrictions

Fundamental Investment Restrictions of the Reinsurance Fund and the High Yield Reinsurance Fund

The following investment restrictions of the Funds are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities.  Under the

1940 Act, a “majority” vote is defined as the vote of the holders of the lesser of: (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of a Fund.  Under these restrictions, each Fund:

(1) may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act1;

(2)  may not borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

(3) may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) may not make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. A Fund may loan no more than one-third of its total assets;

(6) may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; and

(7) may not invest more than 25% of its total assets in issuers in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

For purposes of construing restriction (7), a large economic or market sector shall not be construed as a single industry or group of industries.  As discussed in the Fund’s prospectus and this SAI, the Fund may invest more than 25% of its total assets in a single market sector, specifically, the financial services sector.  Issuers of event-linked bonds are generally classified as belonging to the financial services sector.  The Funds will be subject to the risks associated with that sector.

In determining whether a transaction is permitted under the 1940 Act, restriction (1) above will not be construed to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Temporary Defensive Positions

Normally, each Fund invests substantially all of its assets to meet its investment objective. A Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities or may hold cash. The Funds may adopt defensive strategies when the Adviser believes securities in which the Funds normally invest have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Portfolio Turnover

Purchases and sales of portfolio investments may be made as considered advisable by the Adviser in the best interests of the shareholders.  Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. A Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the

1 Section 18(f)(1)of the 1940 Act generally prohibits registered open-end investment companies from issuing senior securities other than with respect to bank borrowings. Section 18(g) defines “senior security,” in pertinent part, as “any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.”

securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

[TO BE UPDATED BY AMENDMENT]

[The Board has adopted, on behalf of the Funds, policies and procedures relating to disclosure of each Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.  In addition, the Funds have policies in place to regulate the Board’s oversight of the disclosure of portfolio holdings.]

[Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. Portfolio holdings of each Fund also will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: portfolio holdings as of the end of each Fund’s second and fourth fiscal quarters will be filed as part of the annual or semi-annual report filed on Form N-CSR, and portfolio holdings as of the end of each Fund’s first and third fiscal quarters will be filed on Form N-Q.  The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov approximately 60 days after the end of each respective quarter.  [Each Fund also discloses to the general public top positional holdings and portfolio-related statistical information on the Trust’s website at http://www.[         ].com no earlier than [        ] after the end of each calendar month.]]

[Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) is periodically made to the Adviser (Stone Ridge Asset Management LLC) and to the Funds’ custodian ([                    ]) and sub-custodians, transfer agent ([                    ]), administrator, principal underwriter ([                    ]), financial printers, pricing services, proxy voting services, Funds’ independent registered public accounting firm, and counsel that require access to such information in order to fulfill their contractual duties with respect to the Funds (“Financial Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that a Fund believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.  Financial Service Providers and Rating Agencies must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the Trust (the “CCO”), are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.]

[Before any disclosure of Confidential Portfolio Information to Financial Service Providers or Rating Agencies is permitted, the CCO (or an officer designated by the CCO) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose and is in the best interest of shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Financial Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.  The CCO will attempt to uncover any apparent conflict between the interests of Fund shareholders and the Adviser, underwriter and their affiliates.  Any conflict of interest that may rise as a result of a request for Confidential Portfolio Information will be resolved by the CCO in the best interests of Fund shareholders.]

[Exceptions to these procedures may only be made if the CCO (or an officer designated by the CCO) determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.]

[The Adviser has primary responsibility for ensuring that a Fund’s portfolio holdings information is disclosed only in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.]

MANAGEMENT OF THE FUNDS

Board of Trustees

[TO BE UPDATED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

[The business and affairs of each Fund are managed under the direction of the Board.  The Board meets at least quarterly to review the investment performance of each Fund and other matters, including policies and procedures with respect to compliance with regulatory and other requirements.]

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships, are shown below.  Unless otherwise noted, each Trustee has held each principal occupation and board membership indicated for at least the past five years.  Each Trustee’s mailing address is c/o Stone Ridge Asset Management LLC, 405 Lexington Avenue, 55th Floor, New York, NY 10174.

Independent Trustees (1)

[TO BE UPDATED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

Name (Age) (2)	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee During the Past 5 Years

[ ] [( )]	Trustee	since 2012	[ ]	[ ]	[ ]

[ ] [( )]	Trustee	since 2012	[ ]	[ ]	[ ]

[ ] [( )]	Trustee	since 2012	[ ]	[ ]	[ ]

Interested Trustees

[TO BE UPDATED BY AMENDMENT UPON ELECTION OF FULL BOARD OF TRUSTEES]

Name (Age) (2)	Position(s) Held with the Trust	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee

[ ] [( )]	Trustee	since 2012	[ ]	[ ]	[ ]
[ ] [( )]	Trustee	since 2012	[ ]	[ ]	[ ]

(1) Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2) As of [                     ].
(3) Each Trustee serves until resignation or removal from the Board.

Additional Information About the Board and its Committees.  [The Trust has an Audit Committee and a Nominating and Governance Committee.  The members of both the Audit Committee and the Nominating and

Governance Committee consist of all the Independent Trustees, namely [            ].]

[In accordance with its written charter, the Audit Committee’s primary purposes are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm, and the Funds’ compliance with legal and regulatory requirements.  The Audit Committee reviews the scope of the Funds’ audits, the Funds’ accounting and financial reporting policies and practices and its internal controls.  The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm.  The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting.

[The Nominating and Governance Committee operates pursuant to a written charter.  The principal functions of the Nominating and Governance Committee are to:  (i) make nominations for Independent Trustee membership on the Board; (ii) periodically review Board governance practices and procedures and to recommend to the Board any changes deemed appropriate; (iii) periodically review Independent Trustee compensation and recommend to the Board any changes deemed appropriate; (iv) review on an annual basis committee chair assignments and committee assignments; (v) review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board; (vi) plan and administer the Board's annual self-evaluation process; (vii) consider on an annual basis the structure, operations and effectiveness of the Nominating and Governance Committee annually; and (viii) evaluate on at least an annual basis the independence of counsel to the Independent Trustees, if any, to make recommendations to the Independent Trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.  In making nominations for Independent Trustee membership on the Board, the Nominating and Governance Committee may consider potential nominees in light of their professional experience, education, skill, and other individual qualities and attributes that contribute to Board heterogeneity.  The Nominating and Governance, as it deems appropriate and when a vacancy becomes available, will consider nominees recommended by a shareholder.  Shareholders who wish to recommend a nominee should send recommendations to the Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees.  A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.]

Trustee Ownership of the Funds. The following table shows the dollar range of equity securities owned by the trustees in the Fund and in other investment companies overseen by the trustee within the same family of investment companies as of [    ], 2012. Investment companies are considered to be in the same family if they share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Trustees and executive officers.(1)

[To be updated by amendment.]

	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
[ ]	[ ]	(Reinsurance Fund)	[ ]
[ ]	[ ]	(High Yield Reinsurance Fund)	[ ]
[ ]	[ ]	(Reinsurance Fund)	[ ]
[ ]	[ ]	(High Yield Reinsurance Fund)	[ ]
[ ]	[ ]	(Reinsurance Fund)	[ ]
[ ]	[ ]	(High Yield Reinsurance Fund)	[ ]

Interested Trustee
[ ]	[ ]	(Reinsurance Fund)	[ ]
[ ]	[ ]	(High Yield Reinsurance Fund)	[ ]
[ ]	[ ]	(Reinsurance Fund)	[ ]
[ ]	[ ]	(High Yield Reinsurance Fund)	[ ]

(1) [As of [    ], 2012, none of the Trustees owned shares of the Fund because the Fund had not yet begun investment operations.  As of [    ], 2012, none of the Trustees owned shares of funds in the same family of investment companies as the Fund, because none of the funds in that family of investment companies had begun investment operations.]

[None of the independent trustees or their family members beneficially owned any class of securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund, as of [    ], 2012.]

Compensation of Board Members. [Because the Trust is newly organized, the Trust has not yet paid any compensation to its Trustees. The following table illustrates amounts estimated to be paid for the Funds’ initial fiscal year. Each Trustee who is not an employee of the Adviser is compensated by an annual retainer and meeting fees. The Trust does not pay retirement benefits to its Trustees and officers. Officers and interested Trustees of the Funds are not compensated by the Funds.:]

[To be updated by amendment.]

Independent Trustees	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustee
[ ]	$[ ]	None	None	$[ ]
[ ]	$[ ]	None	None	$[ ]
[ ]	$[ ]	None	None	$[ ]

The amounts in the preceding table are based on estimates for the Fund’s initial fiscal year, which is expected to commence on or about       , 2013 and end on               , 2014.

Officers of the Trust
Name (Age) (1) and Address (2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ross Stevens [( )]	President and Chief Executive Officer	since 2012	Chief Executive Officer and President of the Adviser, since 2012; [ ].

Jane Korach [( )]	Chief Compliance Officer and Secretary	since 2012	General Counsel of the Adviser, since 2012; [ ].

Patrick Kelly [( )]	Treasurer and Principal Financial Officer	since 2012	Chief Operating Officer of the Adviser, since 2012; [ ].

(1) As of [                     ].
(2) Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 405 Lexington Avenue, 55th Floor, New York, NY 10174.
(3) The term of office of each officer is indefinite.

Codes of Ethics.  [The Trust, the Adviser, and the Distributor each have adopted a code of ethics in accordance with Rule 17j-1 under the 1940 Act.  These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.  The codes of ethics are on public file with, and are available from, the SEC.]

PROXY VOTING POLICIES AND PROCEDURES

[Attached as Appendix B is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other.  This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed.  However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason, there may be instances in which votes may vary from the guidelines presented.  Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives.  Information on how the Funds voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 will be available without charge, (1) upon request, by calling [               ], and (2) on the SEC’s website at http://www.sec.gov.]

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

[As of the date of this SAI [  ] beneficially owned of record more than 5% of the outstanding shares of the Funds and thus, until the public offering of the shares commences will control the Funds.]

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

[Stone Ridge Asset Management LLC is the Adviser of the Funds.  The Adviser was organized as a Delaware limited liability company in 2012. The managing member of the Adviser is [            ].  Ross Stevens, Chief Executive Officer and President of the Adviser, Patrick Kelly, Chief Operating Officer of the Adviser, and Jane Korach, General Counsel of the Adviser, are affiliated persons of the Trust.]

[Stone Ridge Asset Management LLC serves as the Adviser of each Fund pursuant to an investment advisory agreement dated as of [            ].  The investment advisory agreement has an initial term of two years from its effective date and continues in effect with respect to each Fund (unless terminated sooner) if its continuance is specifically approved annually by (a) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on approval, and (b) either (i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board.  The investment advisory agreement is terminable with respect to a Fund by vote of the Board, or by the holders of a majority of the outstanding voting securities of a Fund, at any time without penalty, on 60 days’ written notice to the Adviser.  The Adviser also may terminate its advisory relationship with respect to a Fund without penalty on 60 days’ written notice to the Trust, as applicable.  The investment advisory agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).]

[The investment advisory agreement provides that the Adviser shall manage the operations of each Fund, subject to policies established by the Board.  Pursuant to the investment advisory agreement, the Adviser manages each Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to a Fund’s officers and Board regularly.  The Adviser also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including custodian, accountants and counsel and other parties performing services or operational functions for each Fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services related to each Fund’s shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries, and maintaining a flow of information to shareholders. In addition, the Adviser pays the compensation of each Fund’s officers, employees and Trustees affiliated with the Adviser.  Each Fund bears all other costs of its operations, including the compensation of its Trustees not affiliated with the Adviser.]

[As compensation for its services, each Fund pays the Adviser a monthly fee at an annual rate of [1.50]% of each Fund’s average daily net assets.]

[Under the terms of the investment advisory agreement, neither the Adviser nor its affiliates shall be liable for losses or damages incurred by a Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of either the Adviser or its affiliates or from reckless disregard by it of its obligations and duties under the management contract (“disabling conduct”).  In addition, the Funds will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.]

[The Adviser contractually agreed in a letter agreement dated [            ] to waive the fees payable to it under the investment advisory agreement and/or to reimburse the operating expenses allocated to a Fund to the extent the Classes’ operating expenses (excluding acquired fund fees and expense, brokerage commissions, interest, taxes, organizational and extraordinary expenses) exceeded, in the aggregate, the rate per annum as set forth below.  With respect to each Fund, the Adviser is permitted to recover, on a Class by Class basis, expenses it bears subsequent to the effective date of the letter agreement (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates set forth below and to the extent that a Fund does not exceed such annual rate after giving effect to the reimbursement; provided, however, that a Fund is not obligated to pay any such deferred fees more than [three years] after the end of the fiscal year in which the fee was deferred.  The fee waiver arrangement expires on [February 1, 2014].]

[To be updated by amendment.]

Fund	Expense Cap
Reinsurance Fund	[ ]% for Class I Shares
[ ]% for Class [M] Shares
[ ]% for Class [N] Shares

High Yield Reinsurance Fund	[ ]% for Class I Shares
[ ]% for Class [M] Shares
[ ]% for Class [N] Shares

Portfolio Managers

Mr. Stevens and Robert Gutmann are primarily responsible for the day-to-day management of the Funds. Mr. Stevens and Mr. Gutmann supervise an investment team comprised of analysts and traders. The following tables set forth certain additional information with respect to Mr. Stevens and Mr. Gutmann.  The information is as of [                       ].

Other Accounts Managed by the Portfolio Managers

In addition to the Funds, the table below identifies the number of accounts for which Mr. Stevens and Mr. Gutmann have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

[To be updated by amendment.]

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ross Stevens	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Robert Gutmann	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The table below identifies the number of accounts for which Mr. Stevens and Mr. Gutmann have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

[To be updated by amendment.]

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ross Stevens	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
Robert Gutmann	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Potential Conflicts of Interest
[TO BE UPDATED BY AMENDMENT]

[The Adviser and the Funds have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.  The Adviser attempts to address these potential conflicts of interest through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage Funds that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple Funds. The Adviser’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between the Funds in a manner, which, in the Adviser’s opinion, is equitable to each Fund and in accordance with the amount being purchased or sold by each Fund. Trade allocations are reviewed on a periodic basis as part of the Adviser’s trade oversight procedures in an attempt to ensure fairness over time across Funds and to monitor whether any Fund is systematically favored over time.  There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.]

These potential conflicts include

[Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple Funds may devote unequal time and attention to the management of those Funds.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the Funds as might be the case if he were to devote substantially more attention to the management of a single Fund.  The effects of this potential conflict may be more pronounced where Funds overseen by a particular portfolio manager have different investment strategies.]

[Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Funds, the opportunity may be allocated among these several Funds, which may limit a Fund’s ability to take full advantage of the investment opportunity.]

[Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Funds for which he exercises investment responsibility, or may decide that certain of the Funds should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more Funds which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Funds.]

[Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds that they supervise.  In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain Funds than to others.]

[Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of Funds than for others.  In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of Funds that provide greater overall returns to the Adviser and its affiliates.]

[Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the Funds that he manages.  If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among Funds (such as where certain Funds pay higher management fees), a portfolio manager might be motivated to help certain Funds over others.  A portfolio manager might be motivated to favor Funds in which he has an interest or in which the Adviser and/or its affiliates have interests.  Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds that could most significantly benefit a portfolio manager.]

Portfolio Manager Compensation

[TO BE ADDED BY AMENDMENT]

Portfolio Manager Securities Ownership

[None of the portfolio managers listed in the above table beneficially owned any shares of either Fund as of the date of this SAI.]

Principal Underwriter

Subject to the conditions described in the “Shareholder Information” section of the Prospectus, shares of the Funds are offered on a continuous basis through the Distributor, located at [               ], as distributor pursuant to a distribution agreement (the “Distribution Agreement”) between the Distributor and the Funds. Pursuant to the Distribution Agreement, the Distributor shall devote its best efforts to effect sales of shares of the Funds but shall not be obligated to sell any certain number of shares.  Other than payments pursuant to the Rule 12b-1 plans discussed below, the Distributor receives no compensation from the Funds for distribution of the Funds’ shares.

Rule 12b-1 Plans

[As described in the Prospectus, the Funds have adopted Rule 12b-1 plans (“Plans”) for their Class [M] and Class [N] shares. The Plans, among other things, permit the Class [M] and Class [N] share classes to pay the Distributor quarterly fees, other than in exceptional cases, at annual rates not exceeding [    ]% and [    ]%, respectively, of the assets of the Class [M] and Class [N] share classes as compensation for its services as principal underwriter of the shares of such classes. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreement) was approved by the Board, including a majority of the Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plans or the Distribution Agreement. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for “no transaction fee” or wrap programs, and for retirement plan record keeping. Payments under the Plans also may be made for activities such as advertising, printing and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges.  The Trust believes that the Plans may benefit the Trust by increasing net sales of the Funds (or reducing net redemptions), potentially allowing the Funds to benefit from economies of scale.]

[Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by a vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. Any change in either Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Board reviews quarterly a written report detailing the costs and the purposes for which such costs have been incurred.]

[The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the relevant class.]

[The Plans compensate the Distributor regardless of its expenses.]

[No interested person of the Funds nor any Independent Trustee has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor, the Adviser or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plans.]

Other Service Providers

Administrator

[The Trust has entered into an administration agreement dated [             ], with [             ], [             ], pursuant to which [             ] provides administrative services to the Funds. The Administrator is responsible for (i) the general administrative duties associated with the day-to-day operations of the Funds; (ii) conducting relations with the custodian, independent registered public accounting firm, legal counsel and other service providers; (iii) providing regulatory reporting; and (iv) providing necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds. In performing its duties and obligations under the Administration Agreement, the Administrator shall not be held liable except in the case of its gross negligence or willful misconduct in the performance of its duties. For providing these services, [             ] receives a fee which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Funds as follows:  [                      ].]

Transfer Agent/Dividend Disbursing Agent

[                   ] is the Transfer Agent for the Funds’ shares and the dividend disbursing agent for payment of dividends and distributions on Fund shares. The principal business address of the Transfer Agent is [             ].

Custodian

[             ] (the “Custodian”), located at [                        ], serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, the Custodian receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Independent Registered Public Accounting Firm

[                  ] serves as each Fund’s independent registered public accountant.  [    ] provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings.  [       ] is located at [                 ].

Counsel

K&L Gates LLP serves as counsel to the Funds, and is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2950

PURCHASE AND REDEMPTION OF SHARES

[The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Prospectus.  The Funds may open to new investors and subsequently close again to new investors at anytime at the discretion of the Adviser.  Any such opening and closing of the Funds will be disclosed to investors via a supplement to the prospectus. See “Shareholder Information – Initial Asset Cap” in the prospectus.  The minimum initial purchase into a Fund is $[   ] for Class I shares, $[   ] for Class [M] shares and $[   ] for Class [N] shares (waived in certain circumstances). There is no minimum for subsequent investments.  You may redeem Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may redeem Fund shares either through your financial intermediary or directly from the Fund either by writing to [___], or by calling 1-800 [__].

COMPUTATION OF NET ASSET VALUE

[TO BE UPDATED BY AMENDMENT]

[As described in the Prospectus under the heading “How Fund Share Prices Are Calculated,” the NAV of a Fund’s Class I, Class [M] and Class [N] shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. While the assets of each of Class I, Class [M] and Class [N] shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class I, Class [M] and Class [N] shares have different ongoing distribution fees.  Each Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that a purchase or redemption order is received in good order and the NYSE is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  A Fund may not calculate its NAV on a daily basis.]

[Each Fund’s liabilities are allocated among its share classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.]

[The Board has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and the Funds’ NAVs to the Administrator, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Administrator has, in turn, delegated several of these responsibilities to the Custodian, and other agents. The Trustees have established a Pricing and Fair Valuation Committee to which they have delegated responsibility to officers of the Adviser for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board. As described in the Prospectus, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):]

[Listed equity securities and equity securities listed on the NASDAQ stock exchange generally are valued at the last sale price on the exchange that is the primary market for such securities (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)). If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively. Other over-the-counter equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.]

[Long-term debt securities having a remaining maturity of more than 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board or obtained by the Adviser from two active market makers in the security on the basis of reasonable inquiry.]

[The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board or obtained by the Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,
(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.]

[The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and that have a remaining maturity of 60 days or less, and
(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.]

[Forward currency contracts are valued at the current cost of offsetting such contracts.  Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.]

[Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options also may be valued at their NBBO (national best bid and offer from participant exchanges) reported by the Options Price Reporting Authority.  Over-the-counter options not traded on an exchange are valued at the mean of the bid and asked quotations.  If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.]

[Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by approved pricing sources.]

[Portfolio securities and other assets initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  The value of any investment that is listed or traded on more than one exchange is based on the exchange or market determined by the Adviser to be the primary trading venue for that investment.  A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.]

[As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.]

TAX STATUS

Taxation of the Funds: In General

The following discussion of the U.S. federal income tax consequences of investment in a Fund is based on the Internal Revenue Code of 1986, as amended (“the Code”), U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund.  There may be other tax considerations applicable to particular shareholders.  Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of Chapter 1 of the Code.  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of the quarter of each Fund’s taxable year, (i) at least 50% of the market value of each Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income.  A “qualified publicly traded partnership” is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (a)(i) above.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification requirements described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% good income test, described in (a) above.  However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

Each Fund may invest in certain assets that do not give rise to good income and do not constitute “securities” for purposes of the regulated investment company qualification tests referred to above.  Each Fund also may invest in other assets, such as various derivative and structured investment products, the status of which as “securities” for the above purposes may not be fully settled.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

By contrast, if a Fund were to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates.  In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or may be treated as qualified dividend income to individual shareholders.  Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain.  Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates.  If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  However, a Fund may designate the retained capital gain amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year.  In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a regulated investment company may also elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, that Fund will be subject to a nondeductible 4% excise tax on the under-distributed amounts.  For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.  Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income tax on Fund distributions.  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares).  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.  Such realized gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

Distributions by a Fund of investment income generally will be taxable to shareholders as ordinary income.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions from capital gains are generally made after applying any available capital loss carryovers.  Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2013.  Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2013, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements. Specifically, in order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Unless further legislative action is taken, the maximum long-term capital gain rate will increase to 20%, and qualified dividend income will be taxable at ordinary income tax rates, in taxable years beginning on or after January 1, 2013.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.  A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%.  Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax.  Dividends paid by a Fund will constitute investment income of the type subject to this tax.

Sales, Redemptions, and Exchanges

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxes and Investments.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of a Fund’s assets at year end consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes.  A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder’s not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”).  A PFIC is generally any foreign corporation if, for any year in the Fund’s holding period, (i) 75 percent or more of the income of the corporation is passive income, or (ii) at least 50 percent of the assets of the corporation (generally by value, but by adjusted tax basis in certain cases) produce or are held for the production of passive income.  Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investments by a Fund in a PFIC could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may make elections to avoid the imposition of such taxes.  For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  A Fund also may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  The mark-to-market and QEF elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  In addition, to the extent that a Fund’s mark-to-market loss with respect to a PFIC exceeds its prior inclusions, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss.  Such capital losses will generally be deductible only against capital gains recognized by the Fund in that year or one in future years, but if the Fund does not generate sufficient capital gains from its investments, capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to shareholders.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, and a Fund does not make a general “mark to market” election as a trader in securities, the ownership of the PFIC interest may have significantly adverse tax consequences for the owner.  In such a case, a Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to shareholders.

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Certain Investments in Debt Obligations

If a Fund purchases a debt obligation with acquisition discount or original issue discount (“OID”), the Fund may be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income by the Fund.  The Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary.  The Fund may realize gains or losses from such liquidations.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger distributions than they would in the absence of such transactions.

Payment-in-kind securities will also give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year.  In addition, investments in certain ETNs may accrue interest which is required to be distributed to shareholders, even though the Fund may not receive any interest payment in cash on the security during the year.

Investments in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest.  These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies and straddles, other Section 1256 contracts or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding tax rate is 28% for amounts paid through 2012.  This rate will expire, and the backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise.

Non-U.S. Shareholders.

In general, dividends (other than capital gain dividends and, for taxable years beginning on or before December 31, 2011, certain interest-related dividends and short-term capital gain dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30 percent (or lower applicable treaty rate) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met.  If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order for a foreign investor to qualify for an exemption from the backup withholding, the foreign investor must comply with special certification and filing requirements.  Foreign investors in the Fund should consult their tax advisers in this regard.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

FATCA

Under legislation enacted in March 2010 known as “FATCA” (the Foreign Account Tax Compliance Act), each Fund will be required to withhold 30% of the ordinary dividends it pays after December 31, 2013, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2014, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”).  To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the Internal Revenue Service in which it agrees to report certain  identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, will include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any.  Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance.  A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The Internal Revenue Service has indicated that an FFI that is subject to the information sharing requirement will need to enter into such an agreement with the IRS by June 30, 2013, to ensure that it will be identified as FATCA-compliant in sufficient time to allow the Fund to refrain from withholding beginning on January 1, 2014.  A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA  in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Tax Deferred Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment on their particular tax situation.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Tax Basis Information

Legislation passed by Congress in 2008 requires the Funds (or their administrative agent) to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The Funds will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Funds. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Shareholders should consult their own tax advisers as to the state or local tax consequences of investing in a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
[TO BE UPDATED BY AMENDMENT]
Investment Decisions and Portfolio Transactions

[Investment decisions for the Funds are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Funds). Some securities considered for investment by the Funds also may be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.]

Brokerage and Research Services

[There is generally no stated commission in the case of securities traded on a principal basis in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.  The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.]

[The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.]

[The Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.]

[It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services, which in some cases also may be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Funds are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Funds’ portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.]

[In reliance on the “safe harbor” provided by Section 28(e) of the Exchange Act, the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.]

[The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”]

[Regular Broker Dealers.  Each Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings.  As of [            ], the Funds did not hold any securities of their respective regular brokers or dealers or their parent companies.]

DESCRIPTION OF THE TRUST

The Trustees are responsible for the management and supervision of the Trust. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a Fund or other series of the Trust with or without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized the series listed on Schedule A to the Declaration of Trust. Additional series may be added in the future. The Trustees also have authorized the issuance of three classes of shares for each Fund, designated as Class I, Class [M] and Class [N]. Additional classes of shares may be authorized in the future.

The shares of each class of each Fund represent an equal proportionate interest in the net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the IRS imposes with respect to the multiple- class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Trust shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of a majority of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

In the event of liquidation, shareholders of each Class are entitled to share pro rata in the net assets of the applicable Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

The Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust further provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust of the Trust provides for indemnification by the Trust of Trustees and officers of the Trust, however, such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Fund reserves the right to reject any purchase order application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Funds do not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the Fund from which a redemption was made or dividend paid. Information provided on the account application may be used by the Funds to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify the transfer agent of a different intent. A shareholder’s account is governed by the laws of the State of Delaware. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

[TO BE ADDED BY AMENDMENT]

Statement of Assets and Liabilities

[TO BE ADDED BY AMENDMENT]

Statement of Operations

[TO BE ADDED BY AMENDMENT]

Notes to Financial Statements

[TO BE ADDED BY AMENDMENT]

APPENDIX A

SECURITIES RATINGS

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating should be evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and Standard & Poor’s.

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “giltedge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing.  Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree.  Such bonds are often in default or have other marked shortcomings.

Standard & Poor’s Ratings

AAA—Bonds rated AAA have the highest rating.  Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.  Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds A-1—A-rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation.  Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

[To be added by amendment.]

PART C.  OTHER INFORMATION

Item 28.                      Exhibits

(a)	(1)	Certificate of Trust of the Registrant, dated as of September 28, 2012, filed herewith.
	(2)	Agreement and Declaration of Trust of the Registrant, dated as of September 28, 2012, filed herewith.
(b)		Bylaws of the Registrant, filed herewith.
(c)		Not applicable.
(d)	(1)	Investment Management Agreement between Stone Ridge Reinsurance Risk Premium Fund (the “Reinsurance Fund”) and Stone Ridge Asset Management LLC (“SRAM”), to be filed by amendment.
	(2)	Investment Management Agreement between Stone Ridge High Yield Reinsurance Risk Premium Fund (the “High Yield Reinsurance Fund”) and SRAM, to be filed by amendment.
(e)	(1)	Form of Distribution Agreement between the Registrant and [____] (the “Distributor”), to be filed by amendment.
	(2)	Form of Selling Agreement, to be filed by amendment.
(f)		Not applicable.
(g)		Custody Agreement, to be filed by amendment.
(h)	(1)	Administration Agreement, to be filed by amendment.
	(2)	Transfer Agency Agreement, to be filed by amendment.
	(3)	Expense Limitation Agreement between the Reinsurance Fund and SRAM, to be filed by amendment.
Expense Limitation Agreement between the High Yield Reinsurance Fund and SRAM, to be filed by amendment.
(i)		Opinion and consent of counsel, to be filed by amendment.
(j)		Consent of Independent Registered Public Accounting Firm, to be filed by amendment.
(k)		Not applicable.
(l)		Agreement for providing initial capital, to be filed by amendment.
(m)	(1)	Rule 12b-1 Plan of the Reinsurance Fund, to be filed by amendment.
	(2)	Rule 12b-1 Plan of the High Yield Reinsurance Fund, to be filed by amendment.
(n)	(1)	Rule 18f-3 Plan of the Reinsurance Fund, to be filed by amendment.
	(2)	Rule 18f-3 Plan of the High Yield Reinsurance Fund, to be filed by amendment.

(o)		Reserved.
(p)	(1)	Code of Ethics of Stone Ridge Trust, to be filed by amendment.
	(2)	Code of Ethics of SRAM, to be filed by amendment.
	(4)	Code of Ethics of the Distributor, to be filed by amendment.

Item 29.                      Persons Controlled by or under Common Control with Registrant

None.

Item 30.                      Indemnification

The Registrant's Agreement and Declaration of Trust, filed herewith and incorporated hereto by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant’s Distribution Agreement and Form of Selling Agreement, to be filed by amendment, are expected to contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Further, the Investment Management Agreements with SRAM, to be filed by amendment, are expected to contain provisions limiting the liability, and providing for indemnification, of SRAM and its personnel under certain circumstances.

Registrant's Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.                      Business and Other Connections of Investment Advisor

Stone Ridge Asset Management LLC (“SRAM”), is a Delaware limited liability company  that offers investment management services and is a registered investment adviser.  SRAM is the investment adviser to Stone Ridge Reinsurance Risk Premium Fund and Stone Ridge High Yield Reinsurance Risk Premium Fund.  SRAM’s offices are located at 405 Lexington Avenue, 55th Floor, New York, NY 10174.  Information as to the officers and directors of SRAM is included in its current Form ADV (File No. 801-77228) filed with the SEC.

Item 32.                      Principal Underwriter

[To be provided by amendment.]

Item 33.                      Location of Accounts and Records

All accounts, books and other documents required by Rule 31(a) under the Investment Company Act of 1940 are maintained at the offices, as applicable of: (1) the Registrant, (2) SRAM, (3) the Registrant’s custodian, and (4) the Registrant’s administrator.

1.	Stone Ridge Trust 405 Lexington Avenue, 55th Floor New York, NY 10174

2.	Stone Ridge Asset Management LLC 405 Lexington Avenue, 55th Floor New York, NY 10174

3.	[Custodian] [To be provided by amendment.] [Address] [Address]

4.	[Administrator] [To be provided by amendment.] [Address] [Address]

Item 34.                      Management Services

Not applicable.

Item 35.                      Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 17 of October, 2012.

STONE RIDGE TRUST

By:	/s/ Jane Korach
Jane Korach, Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Ross Stevens Ross Stevens	President (Principal Executive Officer)	October 17, 2012
/s/ Jane Korach Jane Korach	Initial Trustee, Secretary	October 17, 2012
/s/ Patrick Kelly Patrick Kelly	Treasurer (Principal Financial Officer)	October 17, 2012

 INDEX TO EXHIBITS

(a)	(1)	Certificate of Trust of the Registrant, dated as of September 28, 2012.
	(2)	Agreement and Declaration of Trust of the Registrant, dated as of September 28, 2012.
(b)		Bylaws of the Registrant.